INTRUST FUNDS TRUST
ANNUAL REPORT
FOR THE YEAR ENDED OCTOBER 31, 1998



Money Market Fund
Short-Term Bond Fund
Intermediate Bond Fund
Stock Fund
International Multi-Manager Stock Fund
Kansas Tax-Exempt Bond Fund
AMR Investment Services International Equity Portfolio







--------------------------------------------------------------------------------
Important Customer Information, Investment Products:
 .    Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates,
 .    Are not insured by the FDIC, and
 .    Are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------


This material must be accompanied or preceded by a prospectus.

INTRUST Funds Trust is distributed by BISYS Fund Services.

                         INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees of
  INTRUST Funds Trust:


We have audited the accompanying statements of assets and liabilities of the INTRUST Funds Trust Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund, and Kansas Tax-Exempt Bond Fund (the Trust), including the schedules of portfolio investments, as of October 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the INTRUST Funds Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the Kansas Tax-Exempt Bond Fund, the accompanying financial highlights for each of the years in the three year period ended August 31, 1996, were audited by other auditors whose report thereon dated October 11, 1996 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 1998, by examination, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the INTRUST Funds Trust as of October 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP

Columbus, Ohio
December 22, 1998

--------------------------------------------------------------------------------
INTRUST Family of Mutual Funds - October 31, 1998



TO OUR SHAREHOLDERS:

     We are pleased to present this annual report for the 12 months ended October 31, 1998, a period that rewarded many investors who practiced that most sensible of virtues: patience.

     Never in recent years has such relative good fortune felt so disquieting. It's true that both stocks and bonds, especially stocks, subjected investors to uncomfortable episodes of often-fierce volatility.

     Beginning the fiscal year on the heels of a one-day, 554-point loss in October 1997, the stock market reversed course and steadily climbed upward, reaching a high of 9329 this past July. But a disturbing and potent brew of excessively high valuations, serious concerns about corporate earnings and continuing fallout from Asia conspired to push stocks into a midsummer swoon; the Dow Jones Industrial Average dropped more than 15% in August alone. Many individual stocks were down 40% or more from their previous highs.

     Somewhat surprisingly, stocks recovered powerfully in October a month often associated with calamitous declines. The Dow posted its best monthly percentage gain in more than 11 years, the S&P 500/1/ climbed eight percent and the technology-rich Nasdaq also rose, as tech issues began to look more attractive. Even the Russell 2000/2/ index of smaller stocks, which had lagged its larger cousins during previous advances, surged higher-posting a gain in 13 of the final 16 trading days of the month.

     And as we write this report in mid-November, the Dow has resumed its flirtatious dance with the 9000 mark, a level thought to be out of reach just a few short years ago.

     As for bonds, they offered investors not only a relatively safe haven from the equity markets, but significant capital gains, as well. When fears over the "Asian flu" were at their highest, a worldwide stampede into high-quality, U.S. Treasuries propelled bond prices higher. Once again, the markets taught us that spreading assets across a balanced portfolio, diversified among stocks and bonds, is often the best plan for many investors.

     So much for the past. With uncertainty the dominant theme in many markets throughout the world, where does the prudent investor find value? The answer: just about everywhere, but selectively.

     The crisis in Asia is far from over, but positive steps have been taken in Japan and elsewhere. The Russian experiment with capitalism has not yet succeeded, tensions are flaring in the Middle East and Europe must face the challenge of implementing a single monetary union.

----------------------
/1/ The Standard and Poor's 500 Index is unmanaged and is generally representative of large company stock performance.
/2/ The Russell 2000 Index is unmanaged and is generally representative of small company stock performance.

But with the decline in many foreign markets, a number of individual companies have emerged as value plays. Investors with long-term, growth outlooks may want to seriously consider allocating a modest portion of their portfolio to a fund specializing in foreign stocks, such as the INTRUST Funds Trust International Multi-Manager Stock Fund.

     Here at home, corporate earnings prospects especially for companies that have heavy exposure abroad remain a concern. However, other factors point to a somewhat more benign scenario in the months ahead. Recent reports indicate that the economy remains fairly healthy, though less robust than a year ago. Consumers are continuing to spend and interest rates are floating at historically modest levels. The level of worker productivity a key measure of the goods and services produced by workers actually rose in the third calendar quarter, suggesting that companies may be able to absorb higher wage and benefit costs, without raising prices and triggering inflation.

     Evidently, the news is not all bad, contrary to what some pundits would have us believe. At the same time, many stocks are still priced at historically rich levels, and it's not difficult to envision a scenario in which a little bad news is enough to send the markets tumbling again.

     That warning aside, we continue to believe that as long-term investors, our best course of action is not to try to "time" market fluctuations, but to follow our carefully constructed, time-proven strategies for our equity and fixed-income funds alike. Our basic philosophy bears repeating: While it is virtually impossible to predict how markets will perform in the short term, patient investors can benefit from making an appropriate investment plan, and sticking to it. Despite some difficult moments in the year just past, we believe this strategy once more proved its worth.

     As always, we thank you for your past support and we look forward to serving all your investment needs in the future.



     Sincerely,


     John S. Maurer, Jr.              David Bunstine
     Senior Vice President &          President
     Chief Investment Officer         INTRUST Funds Trust
     INTRUST Bank, N.A.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INTERNATIONAL INVESTING INVOLVES INCREASED RISK AND VOLATILTY.

This material is authorized for distribution only when preceded or accompanied by a prospectus. INTRUST Bank provides investment advisory and other services to the Fund and receives a fee for those services. The Funds are distributed by BISYS Fund Services. Mutual funds are NOT INSURED BY THE FDIC. There is no bank guarantee. Mutual funds may lose value. The views expressed in this Shareholder Letter reflect those of the chief investment officer through the end of the period covered by the report, as stated on the cover. The chief investment officer's views are subject to change based on market and other conditions.

INTRUST FUNDS TRUST MONEY MARKET FUND

The INTRUST Funds Trust Money Market Fund is managed by Fritz Curtis of AMR Investment Services, Inc., subadvisor to the Fund. Mr. Curtis has more than seven years experience as an investment portfolio manager, and holds a B.B.A. in Finance and Information Systems from Baylor University and an M.B.A. in International Management from the University of Dallas.

     OBJECTIVES. We seek to provide investors with current income, liquidity and the maintenance of a stable net asset value of $1.00 per share by investing in high quality, short-term obligations./1/
     STRATEGY. We invest in high-quality, short-term obligations such as certificates of deposit, commercial paper issued by corporations, bankers' acceptances and medium-term notes.
     During the year, we made a conscious effort to take preemptive action in anticipation that the Federal Reserve would lower short-term interests rate which they did. To that end, we moved away from variable-rate securities and favored "bullet" securities, those with fixed maturities.
     We also kept our average maturity somewhat long. By keeping our maturity on the long side, we were able to lock in relatively higher yields, for longer periods of time, for the type of fixed-maturity securities we favored.
     PERFORMANCE. As of October 31, 1998, the Fund's 7-Day SEC yield was 4.81%./2/ The average maturity of the Fund's holdings was 70 days./3/
     We don't like to make big bets on which way interest rates are going to go. We don't take big risks. We try to be consistent investors, delivering relatively steady money-market returns over time. Having said that, we feel that our current strategy of locking in longer-term maturities will serve our shareholders well in the months to come.


/1/ An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
/2/ Past performance is no indication of future performance. The yield set forth may reflect the waiver of a portion of the Fund's fees. In such instances, and without waiver of fees, the yield would have been lower.
/3/ The composition of the Fund's holdings is subject to change.

INTRUST FUNDS TRUST SHORT-TERM BOND FUND

The INTRUST Funds Trust Short-Term Bond Fund is managed by Karl Tourville and Richard Merriam of Galliard Capital Management, Inc., subadvisor to the Fund. Mr. Tourville holds B.A. and M.B.A. degrees from the University of St. Thomas and has more than 10 years of investment management experience. Mr. Merriam received a B.A. from the University of Michigan and an M.B.A. from the University of Minnesota, and has more than 14 years of investment management experience.

     OBJECTIVES. We seek to provide investors with as high a level of income as is consistent with liquidity and safety of principal by investing primarily in investment-grade, short-term obligations.
     STRATEGY. We do not speculate on the direction of interest rates. Instead, we focus on fundamental security analysis to find the most attractively priced, short-term securities available, and we invest across all sectors of the fixed-income market. Our investment process employs a rigorous cash flow valuation discipline and we pay strict attention to the timely execution of trades.
     As of October 31, 1998, the portfolio was invested in the following sectors: corporates (24.1% of portfolio holdings), asset-backed securities (18.0%), mortgage-backed securities (16.9%), U.S. Treasuries (12.6%), taxable municipals (12.6%), agencies (10.0%), mortgage pass-through securities (3.5%), and cash equivalents (2.3%). These securities maintained an average credit quality of Aa1/AA+, with an average maturity of 2.66 years./1/
     PERFORMANCE. For the 12 months ended October 31, 1998, the Fund produced a total return of 6.96%./2/ In comparison, the Lehman Brothers 1-3 Year Government Bond Index (the portfolio's "benchmark") had a total return of 7.65%./3/
     We lagged behind the benchmark primarily because this index held a much higher proportion of U.S. Treasury bonds than the Fund; during the period a "flight" to quality among fixed income investors pushed the value of U.S. Treasury bonds higher than corporate bonds.
     During the year, we reduced our exposure to variable-rate mortgages and increased our holdings in the fixed-rate corporate sector. With interest rates declining, we wanted to avoid mortgage pre-payments as much as possible. (When rates fall, mortgages often are "pre-paid," forcing the mortgage holder to reinvest the funds at a lower rate.)
     In an environment of declining rates, we felt that noncallable corporate securities offered the potential for higher yields--current income is among our key objectives--while maintaining the portfolio's high credit quality.

                              SHORT-TERM BOND FUND
                          AVERAGE ANNUAL TOTAL RETURN(2)
 [Total Returns box and Value of a $10,000 Investment chart, through 10/31/98, with disclosure]

PLOT POINTS FOR INTRUST ANNUAL 10/31/98 GRAPHS

                                                  01/21/97     04/30/97    10/31/97     04/30/98    10/31/98
                                               ----------------------------------------------------------------
SHORT-TERM BOND FUND                                10,000       10,102      10,513       10,802      11,248
                                               ----------------------------------------------------------------
Lehman Brothers 1-3 Year Government Index /3/       10,000       10,125      10,546       10,819      11,322
                                               ----------------------------------------------------------------

Average Annual Total Return as of 10/31/98
Short-Term Bond Fund
Inception Date              01/21/97
Since Inception                6.85%
1 Year                         6.96%

1 The composition of the Fund's holdings is subject to change. Average maturity is based on final maturity; however, actual maturity may differ due to prepayment experience.
2 For the period(s) ended October 31, 1998. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The INTRUST Funds Trust Short-Term Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
3 The Lehman Brothers 1-3 Year Government Index is an unmanaged index generally representative of short-term government bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

INTRUST FUNDS TRUST INTERMEDIATE BOND FUND

The INTRUST Funds Trust Intermediate Bond Fund is managed by Karl Tourville and Richard Merriam of Galliard Capital Management, Inc., subadvisor to the Fund. Mr. Tourville holds B.A. and M.B.A. degrees from the University of St. Thomas and has more than 10 years of investment management experience. Mr. Merriam holds a B.A. from the University of Michigan and an M.B.A. from the University of Minnesota, and has more than 14 years of investment management experience.

     OBJECTIVES. We seek to provide investors with as high a level of current income as is consistent with managing for total return by investing in fixed income securities.
     STRATEGY. We do not attempt to "time" the direction of interest rates. Instead, we focus on fundamental security analysis to find the most attractively priced securities available, and we invest across all sectors of the fixed-income market. Our investment process employs a rigorous cash flow valuation discipline and we pay strict attention to the timely execution of trades.
     As of October 31, 1998, the portfolio was invested in the following sectors: corporates (41.8% of portfolio holdings), mortgage-backed securities (21.4%), asset-backed securities (12.5%), agencies (7.5%), mortgage pass-through securities (6.3%), U.S. Treasuries (5.3%), taxable municipals (5.0%) and cash equivalents (0.2%). These securities maintained an average credit quality of AA2/AA, with an average maturity of 4.8 years./1/
     PERFORMANCE. For the 12 months ended October 31, 1998, the Fund produced a total return of 8.16%./2/ In comparison, the Lehman Brothers Intermediate Government/ Corporate Index (the portfolio's "benchmark") had a total return of 9.10%./3/
     We lagged behind our benchmark primarily because this index held a higher percentage of U.S. Treasury securities than the Fund; during the period a "flight to quality" among fixed-income investors pushed the value of U.S. Treasury bonds higher than corporate bonds.
     As government bonds gained in value, their yields fell sharply (prices and yields move in opposite directions). Consequently, the yield spreads between government and corporate issues of like maturities widened dramatically. We remained focused on the corporate sector to take advantage of the additional yield premium available from many corporate bonds.
     At the same time, the Fund's total return received a boost from the overall drop in interest rates.

                             INTERMEDIATE BOND FUND
                          AVERAGE ANNUAL TOTAL RETURN(2)
 [Total Returns box and Value of a $10,000 Investment chart, through 10/31/98, with disclosure]

PLOT POINTS FOR INTRUST ANNUAL 10/31/98 GRAPHS

                                                         01/21/97     04/30/97    10/31/97     04/30/98     10/31/98
                                                      -----------------------------------------------------------------
INTERMEDIATE BOND FUND                                     10,000       10,061      10,677       10,978       11,552
                                                      -----------------------------------------------------------------
Lehman Brothers Intermediate
Government/Corporate Index /3/                             10,000       10,108      10,681       10,966       11,604
                                                      -----------------------------------------------------------------


Average Annual Total Return as of 10/31/98
Intermediate Bond Fund
Inception Date             01/21/97
Since Inception               8.45%
1 Year                        8.16%


/1/ The composition of the Fund's holdings is subject to change. Average maturity is based on final maturity; however, actual maturity may differ due to prepayment experience.
/2/ For the period(s) ended October 31, 1998. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The INTRUST Funds Trust International Intermediate Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price .
/3/ The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index generally representative of intermediate-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

INTRUST FUNDS TRUST STOCK FUND

The INTRUST Funds Trust Stock Fund is managed by a team of five portfolio managers from ARK Asset Management, subadvisor to the Fund. The team is headed by Charles Hetzel, who has 33 years of experience as an investment advisor. Mr. Hetzel holds a B.S. in economics from the University of Utah and an M.B.A. from the Columbia Graduate School of Business Administration.

     OBJECTIVE. We seek to provide investors with long-term capital appreciation.
     STRATEGY. Our approach is driven by a careful analysis and prudent selection of individual stocks. We invest in large-capitalization issues that we believe offer good value that is, stocks we believe are selling at reasonable prices relative to their anticipated future earnings. We expect that, over time, the stocks in our portfolio will grow earnings at rates matching or exceeding the earnings growth rates of the market in general. We also adhere to a strict sell discipline, selling a stock when its price has risen to a price target or fallen to a review point.
     We are not market-timers, and we believe in remaining as fully invested as possible. As of October 31, 1998, 97.4% of the portfolio holdings were invested in stocks, with 2.6% in cash or cash equivalents./1/
     PERFORMANCE. For the 12 months ended October 31, 1998, the Fund produced a total return of 12.49%./2/ In comparison, the S&P 500 Index (the portfolio "benchmark") had a total return of 22.01%./3/
     During the last 12 months, we continued to see a market driven by a small handful of the largest stocks, issues that traded at very high valuations which exceeded the valuation parameters to which we adhere. Therefore, the Fund did not fully participate in the market's advance.
     Nonetheless, as reflected in the performance numbers above, we made money for those shareholders whose investments remained in the Fund for the entire 12-month period. We also continued our practice of striving to protect shareholders' assets in a volatile environment.
     Toward the end of the period, it appeared that the initial stage of new market leadership was emerging. During the market's summer decline, and the subsequent rally from the market's bottom, a broader group of stocks began to lead. This group included the large-cap value stocks we favor.
     Looking forward, we believe the exceedingly robust returns of the last few years are behind us. Our equity outlook calls for a more challenging environment, one in which a value-oriented approach such as ours has potential to produce good relative results.

                                   STOCK FUND
                          AVERAGE ANNUAL TOTAL RETURN(2)

 [Total Returns box and Value of a $10,000 Investment chart, through 10/31/98, with disclosure]

PLOT POINTS FOR INTRUST ANNUAL 10/31/98 GRAPHS

                      01/21/97     04/30/97     10/31/97     04/30/98     10/31/98
                    ----------------------------------------------------------------
STOCK FUND              10,000        9,950       11,310       13,281       12,723
                    ----------------------------------------------------------------
S&P 500 Index /3/       10,000       10,291       11,852       14,452       14,393
                    ----------------------------------------------------------------

Average Annual Total Return as of 10/31/98
Stock Fund
Inception Date         01/21/97
Since Inception          14.53%
1 Year                   12.49%


1 The composition of the Fund's holdings is subject to change.
2 For the period(s) ended October 31, 1998. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The INTRUST Funds Trust Stock Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
3 The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

INTRUST FUNDS TRUST INTERNATIONAL MULTI-MANAGER STOCK FUND/1/

The INTRUST Funds Trust International Multi-Manager Stock Fund seeks to achieve its investment objective by investing all of its investable assets in the AMR Investment Services International Equity Portfolio. This portfolio is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. Practicing a "multi-manager" investment style, AMR apportions responsibility for making investment management decisions to three subadvisors: Templeton Investment Counsel, Inc., Morgan Stanley Asset Management, Inc. and Hotchkis and Wiley.

     OBJECTIVE. We seek to provide investors with long-term capital appreciation by investing in equity securities of issuers based outside of the United States. The International Multi-Manager Stock Fund seeks to achieve its objective by investing all of its investable assets in The International Equity Portfolio of the AMR Investment Services Trust.
     STRATEGY. All three portfolio subadvisors employ a value style of investing, with distinct differences. Templeton combines value screens and research sources with intensive fundamental analysis; Morgan Stanley emphasizes low price-to-cash-flow and price-to-book ratios; and Hotchkis and Wiley focuses on earnings and dividend yields. The managers all perform fundamental analysis, targeting stocks that have lower valuation ratios, and higher growth prospects, than their respective markets' averages. In addition, analysts routinely visit the companies in which they are interested, to gain firsthand knowledge of companies' products, services and management.
     As of October 31, 1998, the Fund's portfolio was invested as follows (approximately): Europe (64.2% of portfolio holdings), Asia (15.1%), Canada/Mexico (4.6%), Australia/New Zealand (4.1%), cash and other assets (12.0%)./2/
     PERFORMANCE. For the 12 months ended October 31, 1998, the Fund produced a total return of 3.61%.3 In comparison, the Morgan Stanley Europe, Australia and Far East (EAFE) Index (the portfolio's "benchmark") had a total return of 9.65%./4/
     The Fund's underperformance relative to our benchmark was due to our underweighting in Germany, which posted strong performance for the period, and our overweighting in Hong Kong, which had a poor year. Another factor was our value orientation; the Fund's subadvisors generally select value stocks. During the last few months of the period, value stocks did not do as well as growth stocks in many foreign markets.
     Looking forward we have a favorable opinion of Europe. We anticipate that the upcoming conversion to a single currency, the "euro," will result in more efficient, competitive markets throughout Europe. This could enhance shareholder value in the types of companies we favor. We are particularly optimistic about investment opportunities in the United Kingdom. Although the U.K. will not be involved in the initial conversion to the euro, we still see many value opportunities in the U.K. At the same time, we expect to continue to be underweighted in Japan.

                     INTERNATIONAL MULTI-MANAGER STOCK FUND
                          AVERAGE ANNUAL TOTAL RETURN(3)
 [Total Returns box and Value of a $10,000 Investment chart, through 10/31/98, with disclosure]

PLOT POINTS FOR INTRUST ANNUAL 10/31/98 GRAPHS

                                                              01/20/97      04/30/97      10/31/97      04/30/98      10/31/98
                                                         ------------------------------------------------------------------------

INTERNATIONAL MULTI-MANAGER STOCK FUND                          10,000        10,120        10,970        12,550        11,366
                                                         ------------------------------------------------------------------------

Morgan Stanley Europe, Australasia and Far East Index
(EAFE) /4/                                                      10,000         10,263       10,585        12,236        11,638
                                                         ------------------------------------------------------------------------

Average Annual Total Return as of 10/31/98
International Multi-Manager Stock Fund
Inception Date        01/20/97
Since Inception          7.47%
1 Year                   3.61%


1 International investing involves increased risk and volatility.
2 The composition of the Fund's holdings is subject to change.
3 For the period(s) ended October 31, 1998. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The INTRUST Funds Trust International Multi-Manager Stock Fund commenced operations on January 20, 1997. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
4 The Morgan Stanley Europe, Australia and Far East (EAFE) Index is an unmanaged index generally representative of the aggregate performance of international stock markets. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

INTRUST FUNDS TRUST KANSAS TAX-EXEMPT BOND FUND/1/

The INTRUST Funds Trust Kansas Tax-Exempt Bond Fund is managed by Michael Colgan, who has 14 years of experience as an investment portfolio manager. Mr. Colgan holds a bachelor's degree in Business Administration (with an emphasis in Finance) from the University of Kansas. He is a member of the National Federation of Municipal Analysts (Southern Society).

     OBJECTIVES. We seek to preserve capital while producing current income that is exempt from both federal and Kansas state income taxes./1/
     STRATEGY. Nearly our entire portfolio is comprised of municipal bonds issued by government entities in the state of Kansas. A small percentage of our holdings can be in high-quality debt obligations issued in Puerto Rico or Guam which, as territories of the United States, can sell bonds that also are exempt from federal and state income taxes. We keep the portfolio's average maturity between 7 and 12 years; we are permitted by prospectus to lower the average maturity to less than seven years if we anticipate a volatile interest-rate environment.
     As of October 31, 1998, approximately 96.6% of the portfolio holdings were comprised of Kansas bonds with 2.1% and 0.2% invested in debt obligations issued in Puerto Rico and Guam, respectively, and 1.1% in cash and cash equivalents. The securities within the Fund maintained an average credit quality of AA, with an average maturity of 9.06 years./2/
     During the year, we maintained the portfolio's average maturity within a very narrow range, and toward the longer end of our normal limits. We did this in response to the availability of bonds that fit our criteria, and to take advantage of our expectation that interest rates would move lower which they did.
     PERFORMANCE. For the 12 months ended October 31, 1998, the Fund produced a total return of 7.01%./3/ In comparison, the Lehman Brothers 7-Year General Obligation Index (the Fund's "benchmark") had a total return of 7.44%.4 Considering that a significant portion of the Fund's return was tax-free to residents of Kansas, we were especially pleased with the after-tax and inflation-adjusted performance (total return minus the rate of inflation) we provided to Kansas shareholders.
     We feel that, while interest rates could move somewhat lower over the next 6 to 12 months, most of the downward move has already been achieved. Going forward, we look for rates to remain generally steady with occasional, short-term volatility.


-----------------------------
/1/ The Standard and Poor's 500 Index is unmanaged and is generally representative of large company stock performance.

                          KANSAS TAX-EXEMPT BOND FUND
                          AVERAGE ANNUAL TOTAL RETURN(3)
 [Total Returns box and Value of a $10,000 Investment chart, through 10/31/98, with disclosure]

PLOT POINTS FOR INTRUST ANNUAL 10/31/98 GRAPHS

                                   12/10/90   10/31/91  10/31/92   10/31/93   10/31/94   10/31/95   10/31/96  10/31/96   10/31/98
                                 --------------------------------------------------------------------------------------------------
KANSAS TAX-EXEMPT BOND FUND          10,000     10,671    11,497     12,879     12,687     14,052     14,691    15,723     16,824
                                 --------------------------------------------------------------------------------------------------
Lehman Brothers 7-Year
General Obligation Index /4/         10,000     10,896    11,764     13,162     12,896     14,534     15,224    16,380     17,599
                                 --------------------------------------------------------------------------------------------------


Average Annual Total Return as of 10/31/98
Kansas Tax-Exempt Bond Fund
Inception Date               12/10/90
Since Inception                 6.82%
1 Year                          7.01%
3 Year                          6.18%
5 Year                          5.49%


/1/ The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
/2/ The composition of the Fund's holdings is subject to change.
/3/ For the period(s) ended October 31, 1998. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (the "SEI Portfolio") or the SEI Tax-Exempt Trust was reorganized into the INTRUST Funds Trust Kansas Tax-Exempt Bond Fund, using substantially the same investment objectives, policies and methodologies of the SEI Portfolio. The quoted performance of the Fund includes performance of the SEI Portfolio for periods dating back to December 10, 1990, and prior to commencement of operations. The performance also reflects reinvestment of all dividends and capital gains distributions.
/4/ The Lehman Brothers 7-Year General Obligations Index is an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment management and fund accounting fees.

INTRUST FUNDS TRUST
Statements of Assets and Liabilities
October 31, 1998

                                                                           Money               Short-Term              Intermediate
                                                                           Market                Bond                     Bond
                                                                           Fund                  Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
   Investments, at value (cost $50,618,097; $59,630,241;
               $50,624,868, respectively)                              $      50,618,097    $       60,785,641    $     52,581,205
   Interest and dividends receivable                                             313,217               819,397             662,711
   Receivable for investments sold                                                   ---                66,110              23,341
   Unamortized organizational costs                                               73,701                19,535              18,048
   Prepaid expenses and other assets                                                 521                   356                 257
                                                                        ----------------      ----------------      --------------
               Total Assets                                                   51,005,536            61,691,039          53,285,562
                                                                        ----------------      ----------------      --------------

Liabilities:
   Dividends payable                                                             212,978               275,052             249,453
   Accrued expenses and other payables:
           Investment advisory fees                                                6,601                 9,891              13,067
           Administration fees                                                     1,109                 1,346               1,166
           Shareholder servicing fees                                              3,928                 4,201               3,609
           Other payables and accrued expenses                                    34,936                29,618              25,452
                                                                        ----------------      ----------------      --------------
               Total Liabilities                                                 259,552               320,108             292,747
                                                                        ----------------      ----------------      --------------
Net Assets                                                             $      50,745,984     $      61,370,931     $    52,992,815
                                                                        ================      ================      ==============

Net Assets consist of:
   Capital                                                             $      50,732,100     $      60,246,753     $    51,007,829
   Accumulated undistributed net investment income                                12,620                 4,693               2,121
   Accumulated undistributed net realized gains (losses) on investments            1,264               (35,915)             26,528
   Net unrealized appreciation from investments                                      ---             1,155,400           1,956,337
                                                                        ----------------      ----------------      --------------
Net Assets                                                             $      50,745,984     $      61,370,931     $    52,992,815
                                                                        ================      ================      ==============
   Outstanding units of Beneficial Interest (Shares):                         50,744,364             6,017,201           5,082,254
                                                                        ================      ================      ==============

Net Asset Value:
   Institutional Service Shares
               Offering and redemption price per share                 $            1.00     $           10.20     $         10.43
                                                                        ================     =================      ==============

See Notes to Financial Statements.

INTRUST FUNDS TRUST
Statements of Assets and Liabilities
October 31, 1998

                                                                                                 International       Kansas
                                                                                       Stock     Multi-Manager     Tax-Exempt
                                                                                       Fund       Stock Fund       Bond Fund
-------------------------------------------------------------------------------------------------------------------------------
Assets:
      Investments, at value (cost $102,434,615; $0; $129,138,639, respectively)   $  99,916,579  $         ---   $  133,731,307
      Investments in International Equity Portfolio, at value (cost $55,619,985)                    55,537,238
      Cash                                                                                  ---          1,300              ---
      Interest and dividends receivable                                                 117,751            ---        1,686,349
      Receivable for investments sold                                                 1,128,683            ---              ---
      Receivable for capital shares issued                                                  ---            895              ---
      Receivable for expense reimbursements                                                 ---            ---           72,438
      Unamortized organizational costs                                                   22,204         11,743              ---
      Prepaid expenses and other assets                                                     487            257              504
                                                                                  -------------  -------------   --------------
               Total Assets                                                         101,185,704     55,551,433      135,490,598
                                                                                  -------------  -------------   --------------

Liabilities:
      Dividends payable                                                                     ---            ---          538,775
      Payable for investments purchased                                                 503,214            ---        1,962,260
      Accrued expenses and other payables:
           Investment advisory fees                                                     104,551         15,417              ---
           Administration fees                                                            2,163            899           32,505
           Shareholder servicing fees                                                     6,488          3,524              ---
           Other payables and accrued expenses                                           45,227         27,053           39,594
                                                                                  -------------  -------------   --------------
               Total Liabilities                                                        661,643         46,893        2,573,134
                                                                                  -------------  -------------   --------------
Net Assets                                                                        $ 100,524,061  $  55,504,540   $  132,917,464
                                                                                  =============  =============   ==============

Net Assets consist of:
      Capital                                                                     $  88,486,737  $  56,770,058   $  127,726,970
      Accumulated undistributed net investment income                                   491,998        679,009            2,267
      Accumulated undistributed net realized gains (losses) on investments           14,063,362     (1,861,780)         595,559
      Net unrealized appreciation (depreciation) from investments                    (2,518,036)       (82,747)       4,592,668
                                                                                  -------------  -------------   --------------
Net Assets                                                                        $ 100,524,061  $  55,504,540   $  132,917,464
                                                                                  =============  =============   ==============
      Outstanding units of Beneficial Interest (Shares):                              8,327,993      4,980,507       12,198,012
                                                                                  =============  =============   ==============

Net Asset Value:
      Institutional Service Shares
               Offering and redemption price per share                            $       12.07  $       11.14   $        10.90
                                                                                  =============  =============   ==============

See Notes to Financial Statements.

INTRUST FUNDS TRUST
Statements of Operations
For the year ended October 31, 1998

                                                                              Money        Short-Term    Intermediate
                                                                              Market          Bond           Bond
                                                                               Fund           Fund           Fund
----------------------------------------------------------------------------------------------------------------------
Investment Income:
    Interest income                                                       $  2,948,662   $   3,579,237   $   3,190,931
    Dividend income                                                                ---          70,026          68,450
                                                                          ------------   -------------   -------------
        Total Income                                                         2,948,662       3,649,263       3,259,381
                                                                          ------------   -------------   -------------

Expenses:
    Investment advisory fees                                                   128,959         233,125         199,787
    Administration fees                                                        103,167         116,563          99,894
    Fund accounting fees                                                        30,352          39,973          38,652
    Transfer agent fees                                                          3,234           3,063           2,890
    12b-1 fees                                                                 128,957         145,702         124,867
    Shareholder servicing fees                                                  44,756          47,217          40,498
    Custodian fees                                                              10,316          11,655           9,988
    Legal and audit fees                                                        30,929          42,652          51,030
    Other                                                                       50,562          17,549           3,911
                                                                          ------------   -------------   -------------
        Total expenses before waivers/ reimbursements                          531,232         657,499         571,517
             Less expenses waived/ reimbursed                                 (183,400)       (268,092)       (179,808)
                                                                          ------------   -------------   -------------
        Net expenses                                                           347,832         389,407         391,709
                                                                          ------------   -------------   -------------
Net Investment Income                                                        2,600,830       3,259,856       2,867,672
                                                                          ------------   -------------   -------------

Realized and Unrealized Gains (Losses) from Investments:
    Net realized gains (losses) on investment transactions                       1,264           5,686         141,708
    Net change in unrealized appreciation (depreciation) of investments            ---         696,063         942,254
                                                                          ------------   -------------   -------------
        Net realized and unrealized gains (losses) on investments                1,264         701,749       1,083,962
                                                                          ============   =============   =============
Increase in Net Assets Resulting from Operations                          $  2,602,094   $   3,961,605   $   3,951,634
                                                                          ============   =============   =============

See Notes to Financial Statements.

INTRUST FUNDS TRUST
Statements of Operations
For the year ended October 31, 1998

                                                                                             International       Kansas
                                                                                Stock        Multi-Manager     Tax-Exempt
                                                                                Fund          Stock Fund       Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Investment Income:
    Interest income                                                       $          ---   $         ---    $    6,072,818
    Dividend income                                                            1,836,633             ---            64,669

Investment Income Allocated from
International Equity Portfolio:
    Interest income                                                                  ---         189,726               ---
    Dividend income                                                                  ---       1,390,242               ---
    Income from securities lending                                                   ---          27,725               ---
    Expenses                                                                         ---        (301,056)              ---
                                                                          --------------   -------------    --------------
        Total Income                                                           1,836,633       1,306,637         6,137,487
                                                                          --------------   -------------    --------------

Expenses:
    Investment advisory fees                                                     928,393         225,903           360,231
    Administration fees                                                          185,680          84,714           240,155
    Fund accounting fees                                                          33,828          30,020            41,461
    Transfer agent fees                                                            9,036           5,693             7,352
    12b-1 fees                                                                   232,097         141,189           300,392
    Shareholder servicing fees                                                    74,815          45,481            96,062
    Custodian fees                                                                18,566             ---            24,013
    Legal and audit fees                                                          66,299          46,884            65,595
    Other                                                                         29,456          17,931            60,467
                                                                          --------------   -------------    --------------
        Total expenses before waivers/ reimbursements                          1,578,170         597,815         1,195,728
             Less expenses waived/ reimbursed                                   (352,787)       (169,428)         (943,522)
                                                                          --------------   -------------    --------------
        Net expenses                                                           1,225,383         428,387           252,206
                                                                          --------------   -------------    --------------
Net Investment Income                                                            611,250         878,250         5,885,281
                                                                          --------------   -------------    --------------

Realized and Unrealized Gains (Losses) from Investments:
    Net realized gains (losses) on investment transactions                    14,159,299       1,663,174           597,821
    Net change in unrealized appreciation (depreciation) of investments
      and foreign currency transactions                                       (4,384,432)       (989,259)        1,617,648
                                                                          --------------   -------------    --------------
        Net realized and unrealized gains (losses) on investments              9,774,867         673,915         2,215,469
                                                                          --------------   -------------    --------------
Increase in Net Assets Resulting from Operations                          $   10,386,117   $   1,552,165    $    8,100,750
                                                                          ==============   =============    ==============

See Notes to Financial Statements.

INTRUST FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                               Money Market Fund                      Short-Term Bond Fund
                                                     -------------------------------------   -------------------------------------
                                                         For the Year         January 23,         For the Year        January 21,
                                                             ended              1997 to              ended              1997 to
                                                       October 31, 1998       October 31,       October 31, 1998      October 31,
                                                                               1997 (a)                                 1997 (a)
----------------------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment income                           $        2,600,830    $    2,378,643    $         3,259,856   $    1,774,822
     Net realized gains (losses) on investment
        transactions                                              1,264               356                  5,686          (43,673)
     Net change in unrealized appreciation
             (depreciation) of investments                          ---               ---                696,063          459,337
     Change in net assets resulting from
                                                     ------------------    --------------    -------------------   --------------
        operations                                            2,602,094         2,378,999              3,961,605        2,190,486
                                                     ------------------    --------------    -------------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                              (2,600,830)       (2,378,643)            (3,259,856)      (1,774,822)
                                                     ------------------    --------------    -------------------   --------------

CAPITAL TRANSACTIONS:
     Proceeds from shares issued                            139,751,111       288,738,958             15,889,131       59,937,947
     Dividends reinvested                                         5,335             3,437                917,278          271,696
     Cost of shares redeemed                               (144,577,515)     (233,176,962)            (8,819,515)      (7,943,019)
     Change in net assets from capital
                                                     ------------------    --------------    -------------------   --------------
        transactions                                         (4,821,069)       55,565,433              7,986,894       52,266,624

                                                     ------------------    --------------    -------------------   --------------
     Change in net assets                                    (4,819,805)       55,565,789              8,688,643       52,682,288

NET ASSETS:
     Beginning of period                                     55,565,789               ---             52,682,288              ---
                                                     ------------------    --------------    -------------------   --------------
     End of period                                   $       50,745,984    $   55,565,789    $        61,370,931   $   52,682,288
                                                     ==================    ==============    ===================   ==============

SHARE TRANSACTIONS:
     Issued                                                 139,751,111       288,738,958              1,573,861        5,989,140
     Reinvested                                                   5,335             3,437                 90,835           27,099
     Redeemed                                              (144,577,515)     (233,176,962)              (872,890)        (790,844)
                                                     ------------------    --------------    -------------------   --------------
     Change in shares                                        (4,821,069)       55,565,433                791,806        5,225,395
                                                     ==================    ==============    ===================   ==============

Undistributed net investment income included
     in net assets:
             End of period:                          $           12,620    $       12,264    $             4,693   $        6,163
                                                     ==================    ==============    ===================   ==============

 (a) Period from commencement of operations.

See Notes to Financial Statements.

INTRUST FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                INTERMEDIATE BOND FUND                        STOCK FUND
                                                           --------------------------------      ----------------------------------
                                                             FOR THE YEAR       JANUARY 21,         FOR THE YEAR        JANUARY 21,
                                                                 ENDED            1997 TO               ENDED             1997 TO
                                                           OCTOBER 31, 1998     OCTOBER 31,       OCTOBER 31, 1998      OCTOBER 31,
                                                                                  1997 (A)                                1997 (A)
-----------------------------------------------------------------------------------------------------------------------------------
    FROM INVESTMENT ACTIVITIES:
    OPERATIONS:
          Net investment income                            $    2,867,672     $    1,582,658     $      611,250     $      268,419
          Net realized gains (losses) on investment
           transactions                                           141,708           (119,472)        14,159,299          3,822,119
          Net change in unrealized appreciation
                  (depreciation) of investments                   942,254          1,014,083         (4,384,432)         1,866,396
                                                           --------------     --------------     --------------     --------------
          Change in net assets resulting from operations        3,951,634          2,477,269         10,386,117          5,956,934
                                                           --------------     --------------     --------------     --------------

    DISTRIBUTIONS TO SHAREHOLDERS:
          From net investment income                           (2,867,672)        (1,582,658)          (395,475)               ---
          From net realized gains on investment
           transactions                                               ---                ---         (3,918,048)               ---
                                                           --------------     --------------     --------------     --------------
          Total distribution to shareholders                   (2,867,672)        (1,582,658)        (4,313,523)               ---
                                                           --------------     --------------     --------------     --------------

    CAPITAL TRANSACTIONS:
          Proceeds from shares issued                          14,471,629         48,871,160         29,168,396         82,543,202
          Dividends reinvested                                    718,051            183,598          2,109,220                ---
          Cost of shares redeemed                              (9,772,711)        (3,457,485)       (16,660,584)        (8,665,701)
                                                           --------------     --------------     --------------     --------------
          Change in net assets from capital transactions        5,416,969         45,597,273         14,617,032         73,877,501

                                                           --------------     --------------     --------------     --------------
          Change in net assets                                  6,500,931         46,491,884         20,689,626         79,834,435

    NET ASSETS:
          Beginning of period                                  46,491,884                ---         79,834,435                ---
                                                           --------------     --------------     --------------     --------------
          End of period                                    $   52,992,815     $   46,491,884     $  100,524,061     $   79,834,435
                                                           ==============     ==============     ==============     ==============


    SHARE TRANSACTIONS (INSTITUTIONAL SERVICE CLASS):
          Issued                                                1,410,418          4,881,163          2,494,495          7,832,137
          Reinvested                                               69,956             18,288            191,573                ---
          Redeemed                                               (952,303)          (345,268)        (1,418,435)          (771,777)
                                                           --------------     --------------     --------------     --------------
          Change in shares                                        528,071          4,554,183          1,267,633          7,060,360
                                                           ==============     ==============     ==============     ==============


    Undistributed net investment income included
          in net assets:
                  End of period:                           $        2,121     $        5,167     $      491,998     $      276,215
                                                           ==============     ==============     ==============     ==============


(a) Period from commencement of operations.




See Notes to Financial Statements.

INTRUST FUNDS TRUST
Statements of Changes in Net Assets

                                                                                        INTERNATIONAL
                                                                                   MULTI-MANAGER STOCK FUND
                                                                         ------------------------------------------
                                                                             FOR THE YEAR              JANUARY 20,
                                                                                 ENDED                   1997 TO
                                                                           OCTOBER 31, 1998            OCTOBER 31,
                                                                                                         1997 (A)
-------------------------------------------------------------------------------------------------------------------
From Investment Activities:
OPERATIONS:
     Net investment income                                               $        878,250          $     419,357
     Net realized gains on investment transactions                              1,663,174                832,732
     Net change in unrealized appreciation (depreciation)
          of investments and foreign currency                                    (989,259)               906,512
                                                                         ----------------          -------------
     Change in net assets resulting from operations                             1,552,165              2,158,601
                                                                         ----------------          -------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                                  (499,827)                    --
     From net realized gains on investment transactions                          (351,828)                    --
                                                                         ----------------          -------------
     Total distribution to shareholders                                          (851,655)                    --
                                                                         ----------------          -------------

CAPITAL TRANSACTIONS:
     Proceeds from shares issued                                               29,807,759             41,627,048
     Dividends reinvested                                                         424,581                     --
     Cost of shares redeemed                                                  (16,563,493)            (2,650,466)
                                                                         ----------------          -------------
     Change in net assets from capital transactions                            13,668,847             38,976,582

                                                                         ----------------          -------------
     Change in net assets                                                      14,369,357             41,135,183

NET ASSETS:
     Beginning of period                                                       41,135,183                     --
                                                                         ----------------          -------------
     End of period                                                       $     55,504,540          $  41,135,183
                                                                         ================          =============

SHARE TRANSACTIONS (INSTITUTIONAL SERVICE CLASS):
     Issued                                                                     2,684,450              3,991,244
     Reinvested                                                                    40,321                     --
     Redeemed                                                                  (1,493,886)              (241,622)
                                                                         ----------------          -------------
     Change in shares                                                           1,230,885              3,749,622
                                                                         ================          =============

Undistributed net investment income included
     in net assets:
          End of period:                                                 $        679,009          $     445,815
                                                                         ================          =============

                                                                                         KANSAS TAX-EXEMPT BOND FUND
                                                                        --------------------------------------------------------
                                                                           FOR THE YEAR            SEPTEMBER 1,          YEAR
                                                                               ENDED                 1997 TO             ENDED
                                                                         OCTOBER 31, 1998          OCTOBER 31,        AUGUST 31,
                                                                                                     1997 (B)          1997 (C)
--------------------------------------------------------------------------------------------------------------------------------
From Investment Activities:
OPERATIONS:
     Net investment income                                              $      5,885,281     $      863,968      $  4,186,899
     Net realized gains on investment transactions                               597,821            192,740           142,735
     Net change in unrealized appreciation (depreciation)
          of investments and foreign currency                                  1,617,648            511,072         1,312,942
                                                                        ----------------     --------------      ------------
     Change in net assets resulting from operations                            8,100,750          1,567,780         5,642,576
                                                                        ----------------     --------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                               (5,885,281)          (863,968)       (4,508,562)
     From net realized gains on investment transactions                         (332,132)                --                --
                                                                        ----------------     --------------      ------------
     Total distribution to shareholders                                       (6,217,413)          (863,968)       (4,508,562)
                                                                        ----------------     --------------      ------------

CAPITAL TRANSACTIONS:
     Proceeds from shares issued                                              40,349,944          7,791,225        31,077,025
     Dividends reinvested                                                        445,962             10,885             1,369
     Cost of shares redeemed                                                 (13,377,639)        (1,669,969)       (7,497,873)
                                                                        ----------------     --------------      ------------
     Change in net assets from capital transactions                           27,418,267          6,132,141        23,580,521

                                                                        ----------------     --------------      ------------
     Change in net assets                                                     29,301,604          6,835,953        24,714,535

NET ASSETS:
     Beginning of period                                                     103,615,860         96,779,907        72,065,372
                                                                        ----------------     --------------      ------------
     End of period                                                      $    132,917,464     $  103,615,860      $ 96,779,907
                                                                        ================     ==============      ============

SHARE TRANSACTIONS (INSTITUTIONAL SERVICE CLASS):
     Issued                                                                    3,735,461            729,086         2,933,096
     Reinvested                                                                   41,258              1,018               129
     Redeemed                                                                 (1,235,603)          (156,177)         (707,944)
                                                                        ----------------     --------------      ------------
     Change in shares                                                          2,541,116            573,927         2,225,281
                                                                        ================     ==============      ============

Undistributed net investment income included
     in net assets:
          End of period:                                                $          2,267     $           --      $         --
                                                                        ================     ==============      ============

(a)  Period from commencement of operations.
(b) For the period from September 1, 1997 through October 31, 1997. The fund changed its fiscal year end from August to October.
(c) Formerly the Kansas Tax-Free Income Portfolio of the SEI Tax-Exempt Trust. See Note 1 for further information.


See Notes to Financial Statements.

INTRUST FUNDS TRUST
MONEY MARKET FUND

Schedule of Portfolio Investments
October 31, 1998

                                                                                         PRINCIPAL                 AMORTIZED
                                                                                           AMOUNT                    COST
                                                                                           ------                    ----
CERTIFICATES OF DEPOSIT  (24.6%)
BANKING  (3.9%)
Mellon Bank Pittsburgh, 5.48%, 3/12/99                                                     $2,000,000              $2,000,000
                                                                                                                    ---------
YANKEE CERTIFICATE OF DEPOSIT  (20.7%)
Banque Paribas, 5.66%, 7/8/99                                                               2,000,000               1,999,215
Den Danske Bank, 5.24%*, 4/06/99                                                            2,500,000               2,500,000
San Paolo Bank, 5.46%*, 6/8/99                                                              2,000,000               1,999,176
Se Banken, 5.44%*, 6/15/99                                                                  2,000,000               2,000,000
Societe Generale, 5.25%*, 1/19/99                                                           2,000,000               1,999,791
                                                                                                                    ---------
                                                                                                                   10,498,182
                                                                                                                   ----------
TOTAL CERTIFICATES OF DEPOSIT (COST $12,498,182)                                                                   12,498,182
                                                                                                                   ----------

COMMERCIAL PAPER  (16.5%)
BANKING  (3.9%)
Bank Brussells Lambert, NA, 5.30%, 2/18/99, (b)                                             2,000,000               1,968,511
                                                                                                                    ---------
FINANCIAL SERVICES  (8.7%)
Credit Suisse First Boston, 5.13%, 4/13/99                                                  2,500,000               2,443,402
Salomon Smith Barney Holdings, 5.50%, 3/9/99                                                2,000,000               1,961,956
                                                                                                                    ---------
                                                                                                                    4,405,358
                                                                                                                    ---------
FINANCIAL-BANKING  (3.9%)
GECC (Stars), 5.51%*, 3/2/99                                                                2,000,000               2,000,000
                                                                                                                    ---------
TOTAL COMMERCIAL PAPER (COST $8,373,869)                                                                            8,373,869
                                                                                                                    ---------

CORPORATE BONDS  (4.9%)
FINANCIAL SERVICES  (4.9%)
Goldman Sachs, 5.32%*, 7/12/99                                                              2,500,000               2,500,000
                                                                                                                    ---------
TOTAL CORPORATE BONDS (COST $2,500,000)                                                                             2,500,000
                                                                                                                    ---------

MEDIUM TERM/SENIOR NOTES  (44.4%)
BANKING  (8.9%)
Bankers Trust Corp., 5.67%*, 2/19/99 (b)                                                    2,500,000               2,499,925
Fleet Credit Card LLC, 5.85%*, 03/15/99                                                     2,000,000               2,002,954
                                                                                                                    ---------
                                                                                                                    4,502,879
                                                                                                                    ---------
BUSINESS CREDIT  (2.0%)
Sanwa Business Credit Corp., 5.79%*, 05/14/99 (b) (c)                                       1,000,000               1,000,000
                                                                                                                    ---------
FINANCIAL SERVICES  (9.9%)
Lehman Brothers Holdings, Inc., 5.23%*, 01/20/99                                            2,000,000               2,000,000
Morgan Stanley Group, 5.72%*, 03/01/99                                                      3,000,000               3,002,976
                                                                                                                    ---------
                                                                                                                    5,002,976
                                                                                                                    ---------
LIFE INSURANCE  (12.8%)
General American Life Insurance Co., 5.55%*, 02/09/99 (c)                                   2,500,000               2,500,000
Jackson National Life Insurance Co., 5.49%*,  05/11/99 (d), (e)                             2,000,000               2,000,000
Security Life Of Denver Insurance Co., 5.74%*, 11/19/98 (d), (e)                            2,000,000               2,000,000
                                                                                                                    ---------
                                                                                                                    6,500,000
                                                                                                                    ---------

INTRUST FUNDS TRUST
MONEY MARKET FUND

Schedule of Portfolio Investments
October 31, 1998

                                                                                         PRINCIPAL                 AMORTIZED
                                                                                           AMOUNT                    COST
                                                                                           ------                    ----
MEDIUM TERM/SENIOR NOTES, CONTINUED:
MOTOR VEHICLES  (10.8%)
American Honda Finance Corp., 5.33%*, 04/16/99 (b)                                         $2,500,000               $2,500,000
General Motors Acceptance Corp., 5.74%*, 02/02/00 (d)                                       3,000,000                3,000,000
                                                                                                                     ---------
                                                                                                                     5,500,000
                                                                                                                    ----------
TOTAL MEDIUM TERM/SENIOR NOTES (COST $22,505,855)                                                                   22,505,855
                                                                                                                    ----------

REPURCHASE AGREEMENTS  (9.3%)
Goldman, Sach & Co., Tri-Party Repurchase                                                   4,740,191                4,740,191
                                                                                                                     ---------
Agreement, dated 10/30/98 with a maturity value of
$4,834,995 (Collateralized by $4,740,191
Freddie Mac 6.13%, 2/1/37, market value of
$4,811,303), 5.52%, 11/2/98
TOTAL REPURCHASE AGREEMENTS (COST $4,740,191)                                                                        4,740,191
                                                                                                                     ---------



TOTAL (COST $50,618,097) (A) - 99.7%                                                                              $ 50,618,097
                                                                                                                    ==========

____________

Percentages indicated are based on net assets of $50,745,984.


    (a) Cost for federal income tax and financial reporting purposes are substantially the same.
    (b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
    (c) Includes 7-day unconditional put.
    (d) Includes 90-day unconditional put.
    (e) Represents a restricted security deemed to be illiquid.

    * Variable rate securities. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1998.

See Notes to Financial Statements.

INTRUST FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 1998

                                                                           PRINCIPAL                    MARKET
                                                                         AMOUNT/SHARES                   VALUE
                                                                         -------------                   -----
ASSET BACKED SECURITIES  (17.9%) **
AESOP Funding II LLC, 6.22%, 10/20/01, (b)                                  $1,500,000                  $ 1,536,735
Agricultural Mortgage Backed Securities CS-1012-1, 7.06%,                    1,943,778                    2,039,144
7/25/02

Green Tree Financial Corp., Series 1994-1, Class A3, 6.90%,                  1,000,000                    1,018,250
4/15/19

Green Tree Financial Corp., Series GT 1993-4, Class A-3, 6.25%,              1,515,338                    1,522,809
1/15/19

Household Consumer Loan Trust, 5.76%*, 3/15/07                               1,000,000                      998,100
Household Consumer Loan Trust 95-1-1, 5.65%*, 9/15/05                          941,889                      942,454
Keystone Home Improvement Loan Trust, 97-P2 IA3,                             1,000,000                    1,006,094
6.99%, 4/25/14, (b)

Premier Auto Trust, 97-1-B, 6.55%, 9/6/03                                    1,000,000                    1,023,100
Team Fleet Financing Corp., Series 97-1 A, 7.35%, 5/15/03, (b)                 800,000                      841,680
                                                                                                        -----------
TOTAL ASSET BACKED SECURITIES (COST $10,734,708)                                                         10,928,366
                                                                                                        -----------
COLLATERALIZED MORTGAGE OBLIGATIONS  (16.9%) **
Commercial Loan Funding Trust, 5.89%*, 8/15/05, (b)                            952,948                      952,948
Freddie Mac, 6.00%, 4/15/06                                                    500,000                      502,005
Freddie Mac, 5.75%, 5/15/06                                                    999,296                      999,136
Independent National Mortgage Corp., 8.32%*, 1/25/25                           806,452                      818,801
Merrill Lynch Mortgage Investors, Inc., 7.88%*, 1/25/05                        267,563                      269,068
Merrill Lynch Mortgage Investors, Inc., 7.60%*, 2/25/23                        352,917                      357,071
Merrill Lynch Mortgage Investors, Inc., 8.03%*, 4/25/24                        507,701                      527,394
MLCC Mortgage Investors, 1994-B A2, 6.10%*, 12/15/19                         1,012,456                    1,018,126
Residential Funding Mortgage Securities, Series 1989-51, 7.35%*,               527,581                      543,292
10/25/19

Resolution Trust Corp., 1991-M5-A, 9.00%, 3/25/17                              103,344                      104,197
Resolution Trust Corp., 1995-C2 A2, 5.76%*, 5/25/27                            482,338                      483,061
Resolution Trust Corp., Series 1992-C3, 6.46%*, 8/25/23                        718,244                      718,244
Vendee Mortgage Trust 93-1-E, 7.00%, 1/15/16                                 1,250,000                    1,265,062
Vendee Mortgage Trust, Series 1992-1, 7.75%, 12/15/14                          698,884                      704,761
Vendee Mortgage Trust, Series 1995-3, 7.25%, 7/15/14                         1,000,000                    1,005,630
                                                                                                        -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $10,252,191)                                             10,268,796
                                                                                                        -----------

INTRUST FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 1998

                                                                           PRINCIPAL                 MARKET
                                                                         AMOUNT/SHARES                VALUE
                                                                         -------------                -----
CORPORATE BONDS  (19.7%)
AEROSPACE  (1.2%)
Loop Funding Trust Master 97-Aer B1, 6.06%*, 12/26/07, (b)                $  750,000                $   740,742
                                                                                                    -----------
BANKING  (1.1%)
Chase Manhattan Corp., 10.13%, 11/1/00                                       615,000                    670,350
                                                                                                    -----------
ELECTRIC UTILITY  (0.8%)
Texas Utilities, 6.20%, 10/1/02, MBIA                                        500,000                    518,750
                                                                                                    -----------
FILM & ENTERTAINMENT  (1.6%)
Dream Works Film Trust, 5.57%*, 10/15/05, (b)                              1,000,000                    997,344
                                                                                                    -----------
FINANCIAL SERVICES  (3.6%)
Ford Motor Credit Corp., 9.50%, 4/15/00                                    1,100,000                  1,164,625
Transamerica Financial, Series E, 6.41%, 6/20/00                           1,000,000                  1,022,500
                                                                                                    -----------
                                                                                                      2,187,125
                                                                                                    -----------
INDUSTRIAL GOODS & SERVICES  (6.6%)
Cargill, Inc., 7.72%, 2/12/02, (b)                                           333,209                    348,824
McDonald's Corp., 6.00%, 6/23/02,                                            800,000                    829,000
Nabisco, Inc., 6.00%, 2/15/11                                                250,000                    248,750
Newell Co., 6.18%, 7/11/00                                                 1,000,000                  1,017,500
Philip Morris, 6.15%, 3/15/00                                                600,000                    609,000
Tyco International Ltd., 6.50%, 11/1/01                                    1,000,000                  1,032,499
                                                                                                    -----------
                                                                                                      4,085,573
                                                                                                    -----------
OIL FIELD SERVICES  (0.9%)
Colonial Pipeline, 7.13%, 8/15/02, (b)                                       500,000                    536,250
                                                                                                    -----------
RETAIL STORES/CATALOG  (2.4%)
J.C. Penney & Co., 6.95%, 4/1/00                                           1,000,000                  1,030,000
May Department Stores Co., 9.88%, 6/15/00                                    385,000                    415,319
                                                                                                    -----------
                                                                                                      1,445,319
                                                                                                    -----------

TRANSPORTATION - RAILWAYS  (1.5%)
Norfolk Southern Corp., 6.88%, 5/1/01                                        900,000                    937,125
                                                                                                    -----------
TOTAL CORPORATE BONDS (COST $11,801,282)                                                             12,118,578
                                                                                                    -----------

MEDIUM TERM/SENIOR NOTES  (4.1%)
BANKING  (2.0%)
First Interstate, 10.83%, 3/19/01                                            625,000                    703,125
First Interstate, 9.38%, 1/23/02                                             500,000                    565,000
                                                                                                    -----------
                                                                                                      1,268,125
                                                                                                    -----------

FINANCIAL SERVICES  (2.1%)
Charles Schwab, 7.19%, 5/31/01                                               500,000                    526,875
Racers Trust 98-Mm-8-3, 5.33%*, 1/20/99 (b), Lehman May Opt to               750,000                    750,000
                                                                                                    -----------
    Extend Maturity Date-Putable                                                                      1,276,875
                                                                                                    -----------
TOTAL MEDIUM TERM/SENIOR NOTES (COST $2,482,442)                                                      2,545,000
                                                                                                    -----------

INTRUST FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 1998

                                                                           PRINCIPAL                  MARKET
                                                                         AMOUNT/SHARES                 VALUE
                                                                         -------------                 -----
TAXABLE MUNICIPAL BONDS  (12.6%)
COLORADO  (2.5%)
Denver, Colorado City & County School District 01, 6.34%,                $1,500,000                 $1,545,000
                                                                                                    ----------
12/15/00 AMBAC

CONNECTICUT  (1.3%)
Connecticut St. Series A Federal Taxable, 5.70%, 1/15/01, Federal           800,000                    811,000
                                                                                                    ----------
Taxable, State Tax-Exempt

MARYLAND  (0.9%)
Baltimore, Md, GO Series B, 6.38%, 10/15/00, Non-Callable,                  565,000                    581,244
                                                                                                    ----------
FGIC

MINNESOTA  (1.7%)
Western Minnesota Power Agency, 6.33%, 1/1/02 AMBAC                       1,000,000                  1,035,000
                                                                                                    ----------
NEW YORK  (3.4%)
New York State Taxable Series C, 6.13%, 3/1/02, Non-Callable,             1,000,000                  1,028,750
Federal Taxable, State Tax-Exempt

New York, NY GO, Series K, 6.10%, 8/1/01, Non-Callable, Federal           1,000,000                  1,020,000
                                                                                                    ----------
 Taxable, State Tax-Exempt
                                                                                                     2,048,750
                                                                                                    ----------

OREGON  (1.1%)
Cow Creek Band Umpqua Tribe Of Indians, 6.20%, 7/1/03,                      650,000                    674,375
                                                                                                    ----------
AMBAC

WASHINGTON  (1.7%)
Washington State Housing Trust Fund - Series T, 6.60%, 1/1/01             1,000,000                  1,031,250
                                                                                                    ----------
TOTAL MUNICIPAL BONDS (COST $7,522,730)                                                              7,726,619
                                                                                                    ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS  (9.9%)
FANNIE MAE  (1.6%)
5.00%*, 3/3/00                                                            1,000,000                    991,250
                                                                                                    ----------

FEDERAL HOME LOAN BANK  (4.2%)
5.00%*, 5/10/00, Series Y 00                                              1,800,000                  1,775,250
5.63%, 3/19/01, Series 87                                                   750,000                    766,590
                                                                                                    ----------
                                                                                                     2,541,840
                                                                                                    ----------
FREDDIE MAC  (4.1%)
6.00%, 10/20/99                                                          $2,000,000                 $2,020,660
5.00%*, 3/10/00                                                             500,000                    499,375
                                                                                                    ----------
                                                                                                     2,520,035
                                                                                                    ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $6,024,458)                                           6,053,125
                                                                                                    ----------

INTRUST FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 1998

                                                                           PRINCIPAL                 MARKET
                                                                         AMOUNT/SHARES               VALUE
                                                                         -------------               -----
U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES  (3.5%) **
FANNIE MAE  (2.3%)
6.93%, 3/1/01, Pool #160334                                                 962,193                  995,869
7.75%*, 11/1/21, Pool #365421                                               336,708                  354,594
                                                                                                 -----------
                                                                                                   1,350,463
                                                                                                 -----------
FREDDIE MAC  (0.5%)
7.70%*, 4/1/29, Pool #846367                                                317,003                  326,910
                                                                                                 -----------
SMALL BUSINESS ADMINISTRATION  (0.7%)
8.88%*, 1/25/10, Pool #503653                                               184,755                  199,536
8.73%*, 1/25/13, Pool #503664                                               145,799                  158,738
9.48%*, 5/25/15, Pool #502966                                                78,497                   86,739
                                                                                                 -----------
                                                                                                     445,013
                                                                                                 -----------

TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES (COST $2,075,112)                             2,122,386
                                                                                                 -----------
U.S. TREASURY OBLIGATIONS  (12.4%)
U.S. TREASURY NOTES  (12.4%)
6.63%, 4/30/02                                                            3,400,000                3,643,678
7.88%, 11/15/04                                                           3,400,000                3,994,626
                                                                                                 -----------
TOTAL U.S. TREASURY OBLIGATIONS (COST $7,352,851)                                                  7,638,304
                                                                                                 -----------
INVESTMENT COMPANIES  (2.3%)
FedFund Money Market Fund                                                 1,384,467                1,384,467
                                                                                                 -----------
TOTAL INVESTMENT COMPANIES (COST $1,384,467)                                                       1,384,467
                                                                                                 -----------
TOTAL (COST $59,630,241) (A) - 99.0%                                                             $60,785,641
                                                                                                 ===========

______________________

Percentages indicated are based on net assets of $61,370,931.

  (a) Represents cost for federal tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:
      Unrealized appreciation         $1,190,865
      Unrealized depreciation            (35,465)
                                      ----------
      Net unrealized appreciation     $1,155,400


  (b) Represents a restricted security purchase under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
  * Variable rate securities. This rate reflected on the Schedule of Investments is the rate in effect at October 31, 1998.
  ** Maturity date represents final maturity; however, actual maturity may differ due to prepayment experience.
      AMBAC = Insured by American Municipal Bond Assurance Corporation
      MBIA = Insured by Municipal Bond Insurance Association
      LLC = Limited Liability Corporation

See Notes to Financial Statements.

INTRUST FUNDS TRUST
INTERMEDIATE BOND FUND

Schedule of Portfolio Investments
October 31, 1998

                                                                      PRINCIPAL            MARKET
                                                                    AMOUNT/SHARES          VALUE
                                                                    ------------           -----
ASSET BACKED SECURITIES  (12.4%)**
EQCC Home Equity Loan Trust, 7.10%, 02/15/12                          $1,000,000        $ 1,082,380
EQCC Home Equity Loan Trust, 7.50%, 6/15/21                              700,000            734,538
Green Tree Financial Corp. 97-7-A8, 6.86%, 8/25/29                     1,170,608          1,189,081
Household Consumer Loan Trust, 5.76%*, 3/15/07                           500,000            499,050
Keystone Home Improvement Loan Trust, 97-P2 IA3,                       1,000,000          1,006,094
6.99%,4/25/14, (b)

Premier Auto Trust, 97-1-B, 6.55%, 9/6/03                              1,000,000          1,023,100
Team Fleet Financing Corp., Series 97-1 A, 7.35%, 5/15/03, (b)         1,000,000          1,052,100
                                                                                        -----------
TOTAL ASSET BACKED SECURITIES (COST $6,388,684)                                           6,586,343
                                                                                        -----------

COLLATERALIZED MORTGAGE OBLIGATIONS  (21.3%)**
American Housing Trust, Series VI 1-I, 9.15%, 5/25/20                    652,527            690,511
Asset Securitization Corp., Series 1997-D4, Class A1C, 7.42%,            750,000            847,624
4/14/27

Bear Stearns Structured Securities, Inc. 97-2-1B, 7.00%, 8/25/36         750,000            768,516
(b)

General Mortgage Acceptance Corp. Commercial Mortgage                    350,000            368,165
Securities, Inc., 7.22%, 2/15/06

Independent National Mortgage Corp., 8.30%*, 12/25/24                  1,010,168          1,025,952
Merrill Lynch Mortgage Investors, Inc., 7.88%*, 1/25/05                  267,563            269,068
Merrill Lynch Mortgage Investors, Inc., 7.60%*, 2/25/23                  352,917            357,071
Merrill Lynch Mortgage Investors, Inc., 7.12%, 6/18/29                 1,000,000          1,109,920
Residential Funding Mortgage Securities, Series 1989-51, 7.35%*,         527,581            543,292
10/25/19

Resolution Trust Corp., Series 1995-1, 7.50%, 10/25/28                   750,000            751,875
Salomon, 97 HUD1-A-3, 7.51%, 12/25/30                                  1,000,000          1,025,000
Vendee Mortgage Trust, Series 1992-1, Class 2D, 7.75%, 12/15/14          698,884            704,761
Vendee Mortgage Trust, Series 1995-1C, Class 3E, 8.00%, 7/15/18          750,000            764,115
Vendee Mortgage Trust, Series 1995-3, Class 1C, 7.25%, 7/15/14         1,000,000          1,005,630
Vendee Mortgage Trust, Series 1997-1-2C, 7.50%, 9/15/17                1,000,000          1,018,220
                                                                                        -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $11,046,489)                             11,249,720
                                                                                        -----------

CORPORATE BONDS  (33.1%)
Airlines  (1.9%)
Continental Airlines 97-144-2a, 7.15%, 12/30/08                          972,318          1,008,002
                                                                                        -----------

BANKING  (3.5%)
Chase Manhattan Corp., 10.13%, 11/1/00                                 1,000,000          1,090,000
First Bank System, Inc., 7.63%, 5/1/05                                   700,000            765,625
                                                                                        -----------
                                                                                          1,855,625
                                                                                        -----------

CONSUMER GOODS & SERVICES  (1.5%)
Levi Strauss & Co., 6.80%, 11/1/03, (b)                                  750,000            787,500
                                                                                        -----------

INTRUST FUNDS TRUST
INTERMEDIATE BOND FUND

Schedule of Portfolio Investments
October 31, 1998

                                                                      PRINCIPAL            MARKET
                                                                    AMOUNT/SHARES          VALUE
                                                                    ------------           -----
CORPORATE BONDS, CONTINUED
ELECTRIC UTILITY  (3.1%)
Texas Utilities, 6.20%, 10/1/02, MBIA                                  $  500,000        $   518,750
Utilicorp, 6.88%, 10/01/04, AMBAC                                       1,000,000          1,110,000
                                                                                         -----------
                                                                                           1,628,750
                                                                                         -----------

ELECTRICAL & ELECTRONIC  (1.1%)
Philips Electronics N.V., 7.75%, 4/15/04                                  500,000            560,625
                                                                                         -----------

FINANCIAL SERVICES  (12.0%)
Ford Credit Auto Owner Trust 1998-B-A4, 5.90%, 6/15/02                  1,000,000          1,018,800
Goldman Sachs Group LP, 7.88%, 1/15/03 (b)                                500,000            532,500
Prudential Insurance, 7.65%, 7/1/07 (b)                                 1,000,000          1,085,000
Reinsurance Group of America, 7.25%, 4/1/06 (b)                           500,000            547,500
Reliastar Financial Corp., 7.13%, 3/1/03                                1,000,000          1,071,250
Terra Nova Holdings, 7.20%, 8/15/07                                     1,000,000          1,077,500
Transamerica Financial, Series E, 6.41%, 6/20/00                        1,000,000          1,022,500
                                                                                         -----------
                                                                                           6,355,050
                                                                                         -----------

INDUSTRIAL GOODS & SERVICES  (5.5%)
Aramark Corp., 6.75%, 8/1/04, Callable                                    500,000            508,750
Nabisco, Inc., 6.00%, 2/15/11                                             250,000            248,750
Tenneco, Inc., 10.08%, 2/1/01                                           1,000,000          1,106,250
Tyco International Ltd., 6.50%, 11/1/01                                 1,000,000          1,032,500
                                                                                         -----------
                                                                                           2,896,250
                                                                                         -----------

RETAIL-GENERAL MERCHANDISE  (3.5%)
May Department Stores Co., 7.15%, 8/15/04                               1,000,000          1,092,500
Pep Boys, 6.71%, 11/3/04                                                  750,000            786,563
                                                                                         -----------
                                                                                           1,879,063
                                                                                         -----------

TOBACCO  (1.0%)
Philip Morris Cos., Inc., 7.63%, 5/15/02                                  500,000            532,500
                                                                                         -----------
TOTAL CORPORATE BONDS (COST $16,645,303)                                                  17,503,365
                                                                                         -----------

MEDIUM TERM/SENIOR NOTES  (8.4%)
BANKING  (2.2%)
First Interstate, 9.38%, 1/23/02                                          547,000            618,110
United Missouri Bancshares, Inc., 7.30%, 2/24/03                          500,000            543,125
                                                                                         -----------
                                                                                           1,161,235
                                                                                         -----------

FINANCIAL SERVICES  (3.7%)
Charles Schwab, 7.19%, 5/31/01                                            500,000            526,875
Merrill Lynch, 5.76%*, 8/10/01                                            700,000            699,790
Paine Webber Group, 6.90%, 8/15/03                                        750,000            759,375
                                                                                         -----------
                                                                                           1,986,040
                                                                                         -----------

OIL & GAS EXPLORATION PRODUCTS & SERVICES  (1.5%)
Vastar Resources, Inc., 6.95%, 11/8/06                                    750,000            780,000
                                                                                         -----------

SEMICONDUCTORS  (1.0%)
Applied Materials, Inc., 6.70%, 9/6/05                                    500,000            531,250
                                                                                         -----------
TOTAL MEDIUM TERM/SENIOR NOTES (COST $4,255,204)                                           4,458,525
                                                                                         -----------

INTRUST FUNDS TRUST
INTERMEDIATE BOND FUND

Schedule of Portfolio Investments
October 31, 1998

                                                                            PRINCIPAL            MARKET
                                                                          AMOUNT/SHARES          VALUE
                                                                          -------------          -----
TAXABLE MUNICIPAL BONDS  (5.0%)
NEW YORK  (3.0%)
New York State Taxable Series C, GO, 6.13%, 3/1/02                           $  800,000        $   823,000
New York, NY, GO, 6.10%, 8/1/01, Non-Callable, Federal                          750,000            765,000
                                                                                               -----------
Taxable, State Tax-Exempt                                                                        1,588,000
                                                                                               -----------

WASHINGTON  (2.0%)
Washington State Housing Trust Fund - Series T, 6.60%, 1/1/03                 1,000,000          1,057,500
                                                                                               -----------
TOTAL MUNICIPAL BONDS (COST $2,559,393)                                                          2,645,500
                                                                                               -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS  (7.4%)
FANNIE MAE  (2.0%)
5.75%, 6/15/05                                                                1,000,000          1,044,620
                                                                                               -----------

FEDERAL HOME LOAN BANK  (5.4%)
5.63%, 3/19/01, Series 87                                                       750,000            766,590
7.87%, 10/20/04, Series AW04                                                  1,850,000          2,123,004
                                                                                               -----------
                                                                                                 2,889,594
                                                                                               -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $3,729,626)                                       3,934,214
                                                                                               -----------

U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES  (6.2%)**
FANNIE MAE  (5.6%)
7.13%, 6/1/04, Pool #375168                                                     988,396          1,057,584
7.75%*, 11/1/21, Pool #365421                                                   696,786            733,799
6.50%, 2/1/28, Pool #415414                                                   1,189,430          1,199,088
                                                                                               -----------
                                                                                                 2,990,471
                                                                                               -----------

FREDDIE MAC  (0.6%)
Freddie Mac, 7.70%*, 4/1/29, Pool #846367                                       317,003            326,910
                                                                                               -----------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES (COST $3,232,877)                           3,317,381
                                                                                               -----------

U.S. TREASURY OBLIGATIONS  (5.2%)
U.S. TREASURY BONDS  (2.3%)
6.75%, 8/15/26                                                                1,000,000          1,201,220
                                                                                               -----------

U.S. TREASURY NOTES  (2.9%)
7.00%, 7/15/06                                                                1,350,000          1,555,146
                                                                                               -----------
TOTAL U.S. TREASURY OBLIGATIONS (COST $2,637,501)                                                2,756,366
                                                                                               -----------

INTRUST FUNDS TRUST
INTERMEDIATE BOND FUND

Schedule of Portfolio Investments
October 31, 1998

                                                                            PRINCIPAL        MARKET
                                                                          AMOUNT/SHARES      VALUE
                                                                          -------------      -----
INVESTMENT COMPANIES  (0.2%)
FedFund Money Market Fund                                                     129,791      $    129,791
                                                                                           ------------
TOTAL INVESTMENT COMPANIES (COST $129,791)                                                      129,791
                                                                                           ------------

TOTAL (COST $50,624,868) (A) - 99.2%                                                        $52,581,205
                                                                                            ===========

____________

Percentages indicated are based on net assets of $52,992,815.




          (a) Represents cost for federal tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

               Unrealized appreciation          $ 1,984,075
               Unrealized depreciation              (27,738)
                                                -----------
               Net unrealized appreciation      $ 1,956,337


          (b) Represents a restricted security purchases under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

          * Variable rate securities. This rate reflected on the Schedule of Investments is the rate in effect at October 31,1998.
          ** Maturity date represents final maturity; however, actual maturity may differ due to prepayment experience.
               AMBAC = Insured by American Municipal Bond Assurance Corporation MBIA = Insured by Municipal Bond Insurance Association
               LLC = Limited Liability Corporation

See Notes to Financial Statements.

INTRUST FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
October 31, 1998

                                                                      Market
                                                       Shares          Value
                                                       ------          -----
COMMON STOCKS  (96.8%)

AEROSPACE & MILITARY TECHNOLOGY  (4.2%)
AlliedSignal, Inc.                                    45,400       $ 1,767,763
Lockheed Martin Corp.                                 22,200         2,472,525
                                                                     ---------
                                                                     4,240,288
                                                                     ---------
AUTOMOTIVE  (1.8%)
Dana Corp.                                            44,300         1,852,294
                                                                     ---------
BANKING, FINANCE & INSURANCE  (3.9%)
Bank One Corp.                                        35,200         1,720,400
BankAmerica Corp.                                     38,400         2,205,600
                                                                     ---------
                                                                     3,926,000
                                                                     ---------
BUILDING PRODUCTS  (1.7%)
Masco Corp.                                           62,200         1,753,263
                                                                     ---------
COMPUTERS  (2.8%)
Compaq Computer Corp.                                 30,300           958,238
Seagate Technology, Inc. (b)                          69,800         1,840,975
                                                                     ---------
                                                                     2,799,213
                                                                     ---------
CONSUMER GOODS & SERVICES  (3.0%)
Kimberly Clark Corp.                                  37,000         1,785,250
Sears, Roebuck & Co.                                  27,900         1,253,756
                                                                     ---------
                                                                     3,039,006
                                                                     ---------
CONTAINERS & PACKAGING  (1.1%)
Crown Cork & Seal Co.                                 35,400         1,128,375
                                                                     ---------
DIVERSIFIED  (4.5%)
Corning, Inc.                                         50,800         1,844,675
Minnesota Mining & Manufacturing Co.                  24,500         1,959,999
Tenneco, Inc.                                         25,300           768,488
                                                                     ---------
                                                                     4,573,162
                                                                     ---------
ELECTRIC UTILITY  (2.0%)
Dominion Resources, Inc. of Virginia                  11,500           531,156
Texas Utilities Co.                                   34,200         1,496,250
                                                                     ---------
                                                                     2,027,406
                                                                     ---------
ELECTRICAL & ELECTRONIC  (2.1%)
AMP, Inc.                                             18,317           752,142
Emerson Electric Co.                                  20,100         1,326,600
                                                                     ---------
                                                                     2,078,742
                                                                     ---------
ELECTRONIC COMPONENTS/INSTRUMENTS  (4.1%)
Motorola, Inc.                                        44,900         2,334,800

Raytheon Co.-Class A                                  16,600           929,600
Raytheon Co.-Class B                                  15,100           876,744
                                                                     ---------
                                                                     4,141,144
                                                                     ---------
ENERGY  (2.3%)
Atlantic Richfield Co.                                34,100         2,348,638
                                                                     ---------

INTRUST FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
October 31, 1998

                                                                      Market
                                                       Shares          Value
                                                       ------          -----

COMMON STOCKS, CONTINUED

FINANCIAL SERVICES  (1.8%)
Chase Manhattan Corp.                                 31,200       $ 1,772,550
                                                                   -----------
FOOD PRODUCTS & SERVICES  (4.1%)
Archer-Daniels-Midland Co.                           120,644         2,013,247
Conagra, Inc.                                         51,100         1,555,356
General Mills, Inc.                                    7,400           543,900
                                                                     ---------
                                                                     4,112,503
                                                                     ---------
FOREST PRODUCTS  (2.8%)

Champion International Co.                            28,900           922,994
Fort James Corp.                                      47,900         1,930,969
                                                                     ---------
                                                                     2,853,963
                                                                     ---------
HEALTH CARE  (1.5%)
Baxter International, Inc.                            19,600         1,174,775
United Healthcare Corp.                                8,500           370,281
                                                                     ---------
                                                                     1,545,056
                                                                     ---------
HOME FURNISHINGS  (1.4%)
Newell Co.                                            31,000         1,364,000
                                                                     ---------
INDUSTRIAL GOODS & SERVICES  (5.6%)
Air Products & Chemical, Inc.                         45,400         1,713,849
Du Pont (Ei) De Nemours & Co.                          8,100           465,750
Hercules, Inc.                                        10,300           343,119
PPG Industries, Inc.                                  20,600         1,178,063
Praxair, Inc.                                         46,200         1,859,549
                                                                     ---------
                                                                     5,560,330
                                                                     ---------
INSURANCE  (11.8%)
Aetna, Inc.                                           31,300         2,335,762
Allstate Corp.                                        40,800         1,756,950
Chubb Corp.                                           35,000         2,152,499
Cigna Corp.                                           24,200         1,765,088
Loews Corp.                                           10,700         1,005,131
St. Paul Cos.                                         45,200         1,497,250
UNUM Corp.                                            27,300         1,213,144
                                                                    ----------
                                                                    11,725,824
                                                                    ----------
MACHINERY & EQUIPMENT  (1.4%)
Deere & Co.                                           41,000         1,450,375
                                                                     ---------

MEDICAL-HOSPITAL MANAGEMENT & SERVICES  (1.5%)
Tenet Healthcare Corp. (b)                            53,300         1,489,069
                                                                     ---------
METALS & MINING  (0.6%)
Aluminum Co. of America                                7,300           578,525
                                                                       -------
NATURAL RESOURCES  (1.2%)
Amerada Hess Corp.                                    21,900         1,209,975
                                                                     ---------
OFFICE EQUIPMENT & SERVICES  (1.2%)
Hewlett-Packard Co.                                   20,100         1,209,769
                                                                     ---------

INTRUST FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
October 31, 1998

                                                                      Market
                                                       Shares          Value
                                                       ------          -----
COMMON STOCKS, CONTINUED

OIL & GAS EXPLORATION PRODUCTS & SERVICES  (8.5%)
Baker Hughes, Inc.                                    57,400       $ 1,266,388
Burlington Resources, Inc.                            34,600         1,425,088
Conoco, Inc. (b)                                      19,000           472,625
Halliburton Co.                                       37,400         1,344,063
Occidental Petroleum Corp.                            75,400         1,498,574
Union Pacific Resources Group, Inc.                   60,600           787,800
Unocal Corp.                                          48,300         1,639,180
                                                                     ---------
                                                                     8,433,718
                                                                     ---------
PAPER PRODUCTS  (0.6%)
Weyerhaeuser Co.                                      13,200           617,925
                                                                       -------
PRINTING & PUBLISHING  (1.5%)
Gannett Inc.                                          24,200         1,497,375
                                                                     ---------
RAILROADS  (4.6%)
Burlington Northern Santa Fe Corp.                    63,600         1,963,649
CSX Corp.                                             40,200         1,577,850
Union Pacific Corp.                                   23,400         1,114,425
                                                                     ---------

                                                                     4,655,924
                                                                     ---------
RETAIL-GENERAL MERCHANDISE  (3.4%)
Consolidated Stores (b)                               28,700           471,756
Dillards, Inc.                                        16,900           524,956
Federated Department Stores, Inc. (b)                 55,500         2,133,282
May Department Stores Co.                              4,400           268,400
                                                                     ---------
                                                                     3,398,394
                                                                     ---------
RETAIL-SPECIAL LINE  (0.3%)
Venator Group, Inc. (b)                               39,500           333,281
                                                                       -------
STEEL  (0.2%)
Nucor Corp.                                            5,300           240,156
                                                                       -------
TECHNOLOGY  (1.3%)
International Business Machines Corp.                  9,000         1,335,938
                                                                     ---------
TELECOMMUNICATIONS  (3.7%)
AT&T Corp.                                            30,100        1,873,725
Bell Atlantic                                         35,382        1,879,669
                                                                    ---------
                                                                    3,753,394
                                                                    ---------
TIRE & RUBBER  (1.6%)
Goodyear Tire & Rubber Co.                            29,500        1,589,313
                                                                    ---------
UTILITIES  (2.7%)

GTE Corp.                                             31,900        1,872,131
Pacificorp                                            43,200          823,500
                                                                    ---------
                                                                    2,695,631
                                                                    ---------
TOTAL COMMON STOCKS (COST $99,848,555)                             97,330,519
                                                                  -----------

INTRUST FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
October 31, 1998

                                                                      Market
                                                       Shares          Value
                                                       ------          -----
INVESTMENT COMPANIES  (2.6%)
FedFund Money Market Fund                            2,586,060    $ 2,586,060
                                                                  -----------
TOTAL INVESTMENT COMPANIES (COST $2,586,060)                        2,586,060
                                                                  -----------



TOTAL (COST $102,434,615) (A) - 99.4%                             $99,916,579
                                                                  ===========

____________

Percentages indicated are based on net assets of $100,524,061.


  (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $66,680. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation                 $  6,688,447
      Unrealized depreciation                   (9,273,163)
                                              ------------
      Net unrealized depreciation             $ (2,584,716)


  (b) Represents non-income producing securities.

See Notes to Financial Statements.

INTRUST FUNDS TRUST
KANSAS TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
October 31, 1998

                                                                              PRINCIPAL              MARKET
                                                                            AMOUNT/SHARES            VALUE
                                                                            -------------            -----
MUNICIPAL BONDS  (99.5%)
GUAM  (0.2%)
Guam Government, Series A, 5.90%, 9/1/05, Callable 3/1/99 @                 $ 250,000             $   251,450
                                                                                                      -------
100

Kansas  (97.2%)
Anthony, Elect Revenue, 5.30%, 12/1/17, Callable 12/1/05 @100                 1,215,000             1,231,706
Barton County,  School District #428, Great Bend, GO, Series A,               1,390,000             1,443,863
5.30%, 9/1/15, Callable 9/1/06 @ 100


Belleville, Electric & Gas Systems Revenue, Series A, 5.00%,                    150,000               150,171
12/1/98

Belleville, Electric & Gas Systems Revenue, Series A, 5.50%,                    175,000               186,813
12/1/02

Belleville, Electric & Gas Systems Revenue, Series A, 5.70%,                    150,000               161,063
12/1/04, Callable 12/1/02 @ 101

Bourbon County, School District #234, GO, Series B, 5.50%,                      195,000               210,113
9/1/09, Callable 9/1/06 @ 100, FSA

Bourbon County, School District #234, GO, Series B, 5.60%,                      215,000               231,663
9/1/10, Callable 9/1/06 @ 100, FSA

Bourbon County, School District #234, GO, Series B, 5.63%,                      285,000               306,374
9/1/11, Callable 9/1/06 @ 100, FSA

Brown County, Horton School District #430, GO, 5.38%, 9/1/13,                   500,000               523,124
Callable 9/1/06 @ 100, FSA

Butler & Sedgwick County, School District #385, 5.70%, 9/1/14,                  630,000               662,287
Callable 9/1/03 @100, FSA

Butler & Sedgwick County, School District #385 Andover, 5.70%,                  370,000               388,038
9/1/15, Callable 9/1/03 @100, FSA

Butler County, School District #402, GO, 4.15%, 10/1/01, FSA                    250,000               253,750
Butler County, School District #402, GO, 4.30%, 10/1/02, FSA                    250,000               255,625
Butler County, School District #402, GO, 5.25%, 10/1/12, Callable               500,000               516,249
 4/1/04 @ 100, FSA

Cherokee County, School District #499, GO, 5.80%, 10/1/09,                      200,000               210,750
Callable 10/1/02 @ 100, AMBAC

Cherokee County, School District #499, GO, 5.90%, 10/1/10,                      215,000               227,363
Callable 10/1/02 @ 100, AMBAC

Cherokee County, School District #499, GO, 5.95%, 10/1/11,                      225,000               238,219
Callable 10/1/02 @ 100, AMBAC

Clay County, School District #379, GO, Series 1992, 5.30%,                      250,000               251,643
4/1/00, Callable 4/1/99 @100

Clay County, School District #379, GO, Series 1992, 5.40%,                      250,000               251,630
4/1/01, Callable 4/1/99 @100

INTRUST FUNDS TRUST
KANSAS TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
October 31, 1998

                                                                              PRINCIPAL             MARKET
                                                                            AMOUNT/SHARES            VALUE
                                                                            -------------            -----
MUNICIPAL BONDS, CONTINUED
Coffeyville, Community College, COP, 5.88%, 10/1/14, Callable               $  250,000            $  265,000
10/1/04 @ 100

Coffeyville, Water & Sewer Revenue, 4.60%, 10/1/04, Callable                   465,000               473,375
10/1/99 @ 101, AMBAC

Coffeyville, Water & Sewer Revenue, 4.70%, 10/1/05, Callable                   490,000               498,918
10/1/99 @ 101, AMBAC

Cowley County, School District #470, GO, 5.45%, 12/1/12,                       500,000               531,249
Callable 12/1/06 @ 100, FGIC

Cowley County, School District #470, GO, 5.50%, 12/1/16,                     1,000,000             1,046,250
Callable 12/1/06 @ 100, FGIC

Decatur County, GO, Series 1992, 6.00%, 9/1/01, Callable 9/1/99                250,000               254,493
@ 100

Dickinson County, Abilene School District #435, GO, Series 1992,               265,000               266,728
5.40%, 4/1/01, Callable 4/1/99 @100

Dickinson County, Abilene School District #435, GO, Series 1992,               300,000               301,952
5.60%, 4/1/03, Callable 4/1/99 @100

Dodge City, School District #443,GO, 4.70%, 9/01/15, Callable                  975,000               981,094
9/1/08 @100, FSA, Oid 99.418/4.75

Dodge, Pollution Control Revenue, 6.63%, 5/1/05, Private                       700,000               771,750
Placement

Dodge, School District #443, GO, 4.80%, 3/1/08, Callable 3/1/04                360,000               369,900
@ 100, FSA

Dodge, School District #443, GO, 5.00%, 3/1/14, Callable 3/1/04                250,000               252,500
@ 100, FSA

Douglas County, School District #497 GO, 5.00%, 9/1/07,                      1,000,000             1,068,750
Noncallable

Douglas County, School District #497 GO, 4.75%, 9/1/08,                      1,235,000             1,292,119
Noncallable

Douglas County, School District #497, GO, Series 1993 A, 4.50%,                250,000               255,625
9/1/02, Callable 9/1/01 @ 100

Douglas County, School District #497, GO, Series A, 5.40%,                     600,000               624,750
9/1/15, Callable 9/1/06 @ 100

El Dorado, Water Utility System Revenue, 4.40%, 10/1/02                        230,000               234,888
El Dorado, Water Utility System Revenue, 4.45%, 10/1/03                        305,000               312,625
El Dorado, Water Utility System Revenue, 4.65%, 10/1/05                        350,000               362,250
El Dorado, Water Utility System Revenue, 4.70%, 10/1/06,                       275,000               284,625
Callable 10/1/05 @ 100

El Dorado, Water Utility System Revenue, 4.75%, 10/1/07,                       200,000               207,000
Callable 10/1/05 @ 100

INTRUST FUNDS TRUST
KANSAS TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
October 31, 1998

                                                                              PRINCIPAL             MARKET
                                                                            AMOUNT/SHARES            VALUE
                                                                            -------------            -----
MUNICIPAL BONDS, CONTINUED

Ellsworth County, School District #328, GO, 5.25%, 9/1/15,                 $   500,000           $   514,375
Callable 9/1/06 @ 100, FSA

Finney County, GO, 5.00%, 12/1/10, Callable 12/1/07 @ 100,                     500,000               522,500
MBIA

Finney County, School District #457, GO, 5.55%, 10/1/00                        250,000               259,375
Ford County, Single Family Mortgage Revenue, Series A, 7.90%,                  215,000               230,588
8/1/10, Callable 8/1/02 @ 103, FHA

Franklin County, GO, Series B, 4.75%, 9/1/05, Callable 9/1/03                  330,000               338,250
@100

Franklin County, School District #290, GO, 5.20%, 9/1/13,                      230,000               237,475
Callable 9/1/06 @ 100, FSA

Franklin County, School District #290, GO, 5.25%, 9/1/14,                      500,000               516,250
Callable 9/1/06 @ 100, FSA

Franklin County, School District #290, GO, 5.30%, 9/1/16,                      335,000               344,631
Callable 9/1/06 @ 100, FSA

Garden City, GO, Series B, 4.90%, 11/1/99, MBIA                                250,000               254,878
Garden City, GO, Series B, 5.45%, 11/1/04, Callable 11/1/03                    250,000               267,813
@100, MBIA

Gardner, Electric Utilities Revenue, 7.00%, 11/1/09, Callable                  500,000               532,499
11/1/01 @ 101

Gardner, GO, 5.30%, 9/1/11, Callable 9/1/02 @ 100, AMBAC                       330,000               338,663
Gove County, GO, 5.15%, 4/1/12, Callable 10/1/01 @101, AMBAC                   560,000               571,199

Gray County, School District #102, GO, 6.80%, 9/1/15, Callable                 250,000               278,438
9/1/05 @ 100

Gray County, School District #102, GO, 5.00%, 9/1/15, Callable                 800,000               809,000
09/01/08 @ 100

Harvey County, School District #373 GO, 4.80%, 9/1/18, Callable              2,000,000             1,950,000
9/1/08 @100, FSA, (b)

Harvey County, School District #373, GO, 5.55%, 9/1/13, Callable               500,000               547,499
 9/1/05 @ 100, FSA

Hays, GO, Series A, 5.15%, 9/1/09, Callable 9/1/03 @ 100, FGIC                 250,000               258,438
Hays, GO, Series A, 5.25%, 9/1/10, Callable 9/1/03 @ 100, FGIC                 250,000               258,750
Hays, Internal Improvement, GO, Series A, 5.20%, 9/1/01                        105,000               109,069
Hays, Internal Improvement, GO, Series A, 5.30%, 9/1/02,                       110,000               114,263
Callable 9/1/01 @ 100

Hays, Internal Improvement, GO, Series A, 5.50%, 9/1/04,                       120,000               124,500
Callable 9/1/01 @ 100

Hays, Water & Sewer Revenue, 5.60%, 9/1/99, AMBAC                              100,000               102,181
Hays, Water & Sewer Revenue, 5.80%, 9/1/00, AMBAC                              100,000               104,250

INTRUST FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 1998

                                                                              Principal             Market
                                                                            Amount/Shares            Value
                                                                            -------------            -----
MUNICIPAL BONDS, CONTINUED
Hays, Water & Sewer Revenue, 6.20%, 9/1/03, Prerefunded 9/1/00              $  100,000            $  104,875
 @ 100, AMBAC

Hays, Water & Sewer Revenue, 6.40%, 9/1/05, Prerefunded 9/1/00                 180,000               189,450
 @ 100, AMBAC

Hays, Water & Sewer Revenue, 5.20%, 9/1/11, Callable 9/1/03 @                  260,000               267,475
 100, MBIA

Jefferson County, School District #340, GO, 6.00%, 9/1/06,                     300,000               332,625
Prerefunded 9/1/04 @ 100, FSA

Jefferson County, School District #340, GO, 6.10%, 9/1/07,                     320,000               356,400
Prerefunded 9/1/04 @ 100, FSA

Jefferson County, School District #340, GO, 6.20%, 9/1/08,                     330,000               369,188
Prerefunded 9/1/04 @ 100, FSA

Johnson & Miami Counties, School District #230, GO, 5.25%,                     350,000               370,124
12/1/05, Callable 12/1/03 @100

Johnson County, Fire District #002, 4.65%, 9/1/04                              270,000               278,100
Johnson County, GO, Series A, 5.60%, 9/1/03, Callable 9/1/02 @ 101             200,000               214,750

Johnson County, School District #223, 5.00%, 9/1/14, Callable                3,000,000             3,045,000
9/1/09 @100, FGIC

Johnson County, School District #232, GO, 5.40%, 9/1/14, Callable            1,050,000             1,098,562
 9/1/07 @ 100, MBIA

Johnson County, School District #233, GO, 5.65%, 9/1/03, Callable              485,000               517,131
 3/1/02 @ 101, AMBAC

Johnson County, School District #233, GO, 5.95%, 9/1/05, Callable              500,000               534,375
 3/1/02 @ 101, AMBAC

Johnson County, School District #512, GO, 5.30%, 10/1/14,                      550,000               569,249
Callable 10/1/05 @ 100

Johnson County, School District #512, GO, Series B, 5.25%,                     500,000               513,125
10/1/17, Callable 10/1/06 @ 100

Johnson County, Water District #001 Revenue Bond, 5.13%,                       250,000               260,625
12/1/08, Callable 12/1/03 @ 100

Johnson County, Water District #001 Revenue Bond, 5.30%,                       265,000               272,619
12/1/12, Callable 12/1/03 @100

Johnson County, Water District #001 Revenue Bond, Series 1990                  250,000               266,875
A, 6.90%, 12/1/00

Junction City, GO, Series DD, 6.20%, 9/1/06, Callable 9/1/00 @ 100             515,000               536,244

Junction City, Industrial Revenue, F.W. Woolworth Co. Project -                 70,000                70,000
Series B, 7.25%, 11/1/98

INTRUST FUNDS TRUST
KANSAS TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments
October 31, 1998

                                                                                   PRINCIPAL             MARKET
                                                                                 AMOUNT/SHARES           VALUE
                                                                                 -------------           -----
MUNICIPAL BONDS, CONTINUED

Junction City, Water & Sewer, GO, 4.80%, 9/1/16, Callable                          $1,620,000          $1,632,150
9/1/08 @100, MBIA

Junction City, Water Revenue, Series A, 4.90%, 4/1/01                                 205,000             210,125
Junction City, Water Revenue, Series A, 4.90%, 10/1/01                                210,000             216,300
Kansas City, GO, 5.45%, 4/1/17, Callable 10/1/06 @100, FGIC                           340,000             353,600
Kansas City, GO, 5.45%, 10/1/17, Callable 10/1/06 @ 100, FGIC                         450,000             468,000
Kansas City, GO, Series B, 5.38%, 9/1/10, Callable 9/1/05 @ 100, MBIA               1,500,000           1,584,375

Kansas City, Pollution Control Revenue, General Motors Corp.,                         500,000             509,815
5.45%, 4/1/06, Callable 10/1/99 @ 101

Kansas City, SO, 5.50%, 2/15/99                                                       500,000             503,500
Kansas Department of Transportation Highway Revenue,                                1,000,000           1,075,000
Non-Callable, 5.50%, 9/1/14

Kansas State Development Finance Authority Educational, 4.80%,                        345,000             355,350
10/01/08, Callable 10/01/04 @ 100

Kansas State Development Finance Authority Educational, 5.00%,                        500,000             509,375
10/1/12, Callable 10/1/04 @ 100

Kansas State Development Finance Authority Water Supply,                            1,000,000           1,016,250
4.40%, 4/1/06, AMBAC

Kansas State Development Finance Board Regents, 4.38%,                              1,000,000           1,027,500
10/1/03, AMBAC

Kansas Turnpike Authority, 5.50%, 9/1/06, AMBAC                                     1,915,000           2,087,349
Kearny County, School District #215,GO, 4.80%, 9/1/13, Callable                       700,000             706,125
9/1/06 @100, MBIA

Kingman, Electric Utility & Distribution System Revenue, 5.50%,                       250,000             253,438
 9/1/08, Callable 9/1/00 @ 100

Kingman, Water & Sewer Utility & Distribution System Revenue,                         250,000             264,687
6.13%, 9/1/15, Callable 9/1/03 @ 100

Labette County, Single Family Mortgage Revenue, 7.65%,                              1,105,000           1,194,781
12/1/11, Callable 6/1/08 @ 103, GNMA

Lawrence, GO, Series P, 5.10%, 9/1/01, Callable 9/1/00 @ 100                          220,000             226,325
Lawrence, Sales Tax, GO, Series V, 5.50%, 9/1/12, Callable                            500,000             526,250
9/1/04 @ 100

Lawrence, Water & Sewer System Revenue, 5.70%, 11/1/11,                               395,000             426,106
Callable 11/1/05 @ 100

Lawrence, Water & Sewer System Revenue, 5.10%, 11/1/12,                               320,000             329,200
Callable 11/1/06 @100

Lawrence, Water & Sewer System Revenue, 5.25%, 11/1/15,                               505,000             522,044
Callable 11/1/06 @ 100

INTRUST FUNDS TRUST
KANSAS TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments
October 31, 1998

                                                                                   PRINCIPAL              MARKET
                                                                                 AMOUNT/SHARES            VALUE
                                                                                 -------------            -----
MUNICIPAL BONDS, CONTINUED
Lawrence, Water & Sewer System Revenue, 5.20%, 11/01/16,                         $   250,000            $ 256,250
Callable 11/1/06 @100

Leavenworth County, School District #453, GO, 4.70%, 9/1/11,                         400,000              406,000
Callable 9/1/07 @ 100, FGIC

Leavenworth County, School District #453, GO, 4.80%, 9/1/12,                         460,000              466,900
Callable 9/1/07 @ 100, FGIC

Leavenworth County, School District #469, GO, 4.60%, 9/1/05, FSA                     340,000              352,325

Leavenworth Hospital Revenue, 6.13%, 4/1/15, Callable 4/1/07 @ 102                   415,000              432,118

Leavenworth, GO, Series B, 5.05%, 9/1/00                                             210,000              215,513
Leawood, GO, Series A, 5.00%, 9/1/00                                                 300,000              307,875
Leawood, GO, Series A, 5.20%, 9/1/01, Callable 9/1/00 @ 100                          250,000              257,500
Leawood, GO, Series A, 5.25%, 9/1/09, Callable 9/1/06 @ 100                          250,000              266,563
Leawood, GO, Series A, 5.35%, 9/1/10, Callable 9/1/06 @ 100                          250,000              266,563
Leawood, GO, Series A, 5.40%, 9/1/11, Callable 9/1/06 @ 100                          375,000              399,844
Leawood, GO, Series B, 5.00%, 9/1/10, Callable 9/1/06 @ 100                          400,000              417,500
Lyon County, Hospital Revenue, 5.20%, 2/1/02, Callable 8/1/02 @ 100                  250,000              250,000

Lyon County, School District #253, GO, 5.60%, 10/1/10, Callable                      650,000              684,937
10/1/03 @102

Manhattan, Commercial Development, 11.00%, 7/1/16                                  1,000,000            1,730,000
Manhattan, GO, 5.40%, 11/1/16, Callable 11/1/04 @ 100                                405,000              418,669
Manhattan, GO, Series 189, 5.85%, 11/1/02, Callable 11/1/01 @ 100                    250,000              265,313

Marion County, School District #411, GO, 5.30%, 4/1/13, Callable                     660,000              685,575
 4/1/03 @ 101.5

McPherson County, School District #400, GO, 5.20%, 12/1/10,                          250,000              263,125
Callable 12/1/05 @ 100, FGIC

McPherson County, School District #400, GO, 5.25%, 12/1/12,                          250,000              262,188
Callable 12/1/05 @ 100, FGIC

McPherson, Electric Utility Revenue, 5.55%, 3/1/09, Callable                         550,000              558,250
3/1/00 @ 100, AMBAC

McPherson, GO, Series 116, 5.00%, 11/1/06, Callable 11/1/99 @                        500,000              504,520
100, AMBAC

Meade, Industrial Revenue, 6.50%, 10/1/06                                          1,000,000            1,149,999
Miami County, School District #367, GO, 5.00%, 9/1/16, Callable                      900,000              901,125
9/1/08 @ 100, FGIC

Miami County, School District #368, GO, 6.50%, 12/1/05,                              500,000              541,249
Callable 6/1/02 @ 100, AMBAC

INTRUST FUNDS TRUST
KANSAS TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments
October 31, 1998

                                                                                   PRINCIPAL              MARKET
                                                                                 AMOUNT/SHARES            VALUE
                                                                                 -------------            -----
MUNICIPAL BONDS, CONTINUED

Miami County, School District #416, GO, 6.00%, 9/1/02, Callable                      $250,000            $260,000
9/1/00 @ 100, AMBAC

Miami County, School District, GO, Series A, 5.85%, 9/1/13,                           550,000             605,687
Prerefunded 9/1/04 @ 100, AMBAC

Montgomery County, School District #447, GO, 5.45%, 9/1/15,                           260,000             270,725
Callable 9/1/06 @ 100

Montgomery County, School District #447, GO, 5.50%, 9/1/17,                           250,000             260,000
Callable 9/1/06 @ 100

Nemaha County, School District #441, GO, 5.40%, 3/1/02,                               250,000             259,375
Callable 3/1/01 @ 100, AMBAC

Nemaha County, School District #441, GO, 5.75%, 3/1/07,                               250,000             259,063
Callable 3/1/01 @ 100, AMBAC

Neosho County, School District #413, GO, 5.65%, 9/1/01                                260,000             273,000
Newton, Wastewater Treatment System Revenue, 5.75%, 3/1/99                            110,000             110,935
Newton, Wastewater Treatment System Revenue, 6.00%, 3/1/00                            115,000             118,594
Newton, Wastewater Treatment System Revenue, 6.20%, 3/1/01                            120,000             126,600
Newton, Wastewater Treatment System Revenue, 6.40%, 3/1/02                            130,000             140,238
Newton, Wastewater Treatment System Revenue, 4.90%, 3/1/12,                           700,000             703,500
Callable 3/1/07 @ 100

Olathe, GO, Series 184, 4.60%, 10/1/99                                                275,000             278,957
Olathe, Health Facility Revenue, 5.20%, 9/1/17, Callable 9/1/05 @100                1,000,000           1,020,000

Olathe, Labette County Mortgage Loan Revenue, 7.15%, 2/1/15,                           45,000              48,094
Callable 8/1/01 @ 103, GNMA

Olathe, Multifamily Housing Revenue, 5.50%, 6/1/04, FNMA                              340,000             359,550
Olathe, Water & Sewer System Revenue, 5.20%, 7/1/12, Callable                       1,170,000           1,215,337
7/1/06 @ 100, AMBAC

Osage County, School District #434 GO, 4.75%, 9/1/14, Callable                      2,215,000           2,209,463
9/1/03 @100.5, FSA

Osborne, GO, Series 1992, 5.50%, 12/1/01, Callable 12/1/98 @ 100                      135,000             135,167

Osborne, GO, Series 1992, 5.60%, 12/1/02, Callable 12/1/98 @ 100                      140,000             140,172

Osborne, GO, Series 1992, 5.70%, 12/1/03, Callable 12/1/98 @ 100                      150,000             150,185

Osborne, GO, Series 1992, 5.80%, 12/1/04, Callable 12/1/98 @ 100                      155,000             155,188

Ottawa, University Educational Revenue, 5.60%, 10/1/18,                             2,000,000           1,997,500
Callable 10/1/08 @100, A2 Equivalent Rating

INTRUST FUNDS TRUST
KANSAS TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments
October 31, 1998

                                                                                   PRINCIPAL              MARKET
                                                                                 AMOUNT/SHARES            VALUE
                                                                                 -------------            -----
MUNICIPAL BONDS, CONTINUED

Ottawa, Waterworks & Electric System Revenue, 6.15%, 12/1/00, MBIA                   $250,000            $263,125

Ottawa, Waterworks & Electric System Revenue, 6.25%, 12/1/01, MBIA                    250,000             269,063

Pawnee County, School District #495, GO, 5.10%, 9/1/04, Callable                      255,000             269,344
 9/1/03 @ 100, FSA

Phillips County, School District #325, GO, 5.20%, 9/1/03, Callable                    100,000             105,125
 9/1/02 @ 100

Phillips County, School District #325, GO, 5.60%, 9/1/07, Callable                    155,000             165,075
 9/1/02 @ 100

Pottawatomie County, School District #320, GO, Series 1990,                           500,000             539,999
6.60%, 10/1/02, Callable 10/1/01 @ 100, AMBAC

Pottawatomie County, School District #322, GO, 4.95%, 10/01/12,                       700,000             709,625
Callable 10/1/04 @100

Pratt, Electric System Revenue, 6.60%, 11/1/07, AMBAC                                 250,000             290,625
Pratt, Electric System Revenue, 4.95%, 11/1/10, Callable 11/1/05                      635,000             657,225
@101, AMBAC

Pratt, Electric System Revenue, 5.00%, 11/1/11, Callable 11/1/05                      415,000             427,969
@101, AMBAC

Pratt, Electric System Revenue, 6.00%, 11/1/12, Prerefunded                           250,000             261,875
11/1/00 @ 100, AMBAC

Reno County Mortgage, Series B, 8.70%, 9/1/11, Callable 9/1/01                        105,000             112,481
@ 103

Rice County, Union School District #444, 5.08%, 9/1/14, Callable                      755,000             766,325
9/1/07 @ 100

Rural Water Finance Authority, District #13 Revenue Bond, Series                      400,000             412,000
 F, 5.90%, 6/1/11, Callable 6/1/01 @ 100

Sabetha, Electric System, Series A, 4.50%, 9/1/13, Callable                         1,650,000           1,639,688
9/1/07 @100

Salina Hospital Revenue, 5.30%, 10/1/13, Callable 10/1/03 @100,                       750,000             775,312
 AMBAC

Salina, Water & Sewer Revenue, 5.00%, 9/1/07, Callable 9/1/02                         330,000             338,663
@ 100, MBIA

Scott City, Water System, Series A, 5.25%, 9/1/04                                     130,000             135,363
Scott City, Water System, Series A, 5.40%, 9/1/05                                     140,000             145,950
Scott City, Water System, Series A, 5.60%, 9/1/06                                     140,000             145,600
Scott City, Water System, Series A, 5.70%, 9/1/07                                     150,000             156,750
Scott City, Water System, Series A, 5.80%, 9/1/08                                     145,000             151,525
Scott County, School District #466, GO, Series 1993, 5.38%,                           685,000             702,125
9/1/06, Callable 9/1/01 @ 100

INTRUST FUNDS TRUST
KANSAS TAX-ESEMPT BOND FUND

Schedule of Portfolio Investments
October 31, 1998

                                                                                            PRINCIPAL                       MARKET
MUNICIPAL BONDS, CONTINUED                                                                AMOUNT/SHARES                     VALUE
                                                                                          -------------                     ------
Sedgwick & Shawnee Counties Single Family Revenue, 4.90%,                                    $785,000                      $801,681
6/1/16

Sedgwick & Shawnee Counties, Series B-II, 7.80%, 5/1/14,                                      130,000                       143,488
Callable 11/1/04 @ 103, GNMA

Sedgwick & Shawnee Counties, Single Family Revenue, Series                                    395,000                       457,706
B-1, 8.05%, 5/1/14, GNMA

Sedgwick & Shawnee Single Family Revenue, 5.50%, 6/1/29                                     1,250,000                     1,410,938
Sedgwick County Family Mortgage Series A-2, 6.50%, 12/1/16,                                   900,000                       974,250
Callable 12/1/07 @ 105, GNMA

Sedgwick County, GO, 4.70%, 9/1/12, Callable 9/1/98 @100,                                     840,000                       847,350
FGIC

Sedgwick County, Mortgage Loan Revenue, Series A, 7.30%,                                      455,000                       482,869
12/1/12, Callable 9/1/01 @ 103, GNMA
Sedgwick County, Public Building, 5.00%, 8/1/16, Callable 8/1/04                              400,000                       403,000
 @100

Sedgwick County, School District #260, GO, 4.65%, 10/1/11,                                  1,220,000                     1,235,250
Callable 10/1/08 @ 100, AMBAC

Sedgwick County, School District #262, GO, Valley Center,                                     100,000                       100,000
5.10%, 11/1/98, MBIA

Sedgwick County, School District #266, GO, 5.25%, 9/1/13,                                     650,000                       668,688
Callable 9/1/02 @ 101, FGIC

Seward County, GO, Series B, 6.00%, 8/15/08, Callable 8/15/01 @                               250,000                       261,875
 100, AMBAC

Seward County, GO, Series B, 6.00%, 8/15/13, Callable 8/15/01 @                               250,000                       261,875
 100, AMBAC

Seward County, School District #480, GO, 5.00%, 9/1/14, Callable                            1,640,000                     1,662,550
 9/1/06 @100, FSA

Seward County, School District #480, GO, Series 1992, 5.00%,                                  500,000                       500,550
12/1/00, Callable 12/1/98 @ 100, MBIA

Seward County, School District #483, Kismet-Plains, GO, 5.20%,                                600,000                       625,500
10/1/12, Callable 10/1/06 @ 100

Seward County, Single Family Mortgage Revenue, Series B,                                      235,000                       251,450
8.00%, 5/1/11, Callable 11/1/01 @ 103

Shawnee County, GO, 4.70%, 9/1/11, Continuously Callable 9/1/08                             1,945,000                     1,976,606
 @ 100

Shawnee County, GO, Series B, 5.50%, 9/1/11, Prerefunded 9/1/03                               250,000                       268,125
@ 100

Shawnee County, GO, Series B, 5.50%, 9/1/09, Prerefunded 9/1/03                               250,000                       268,125
@ 100

INTRUST FUNDS TRUST
KANSAS TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments
October 31, 1998

                                                                                              PRINCIPAL                      MARKET
MUNICIPAL BONDS, CONTINUED                                                                  AMOUNT/SHARES                    VALUE
                                                                                            -------------                    ------
Shawnee County, GO, Series C, 5.60%, 9/1/04, Callable 9/1/02 @                               $500,000                      $528,750
100

Shawnee County, Health Care Revenue, 5.15%, 8/15/10, Callable                                 500,000                       519,375
8/15/05 @ 100, FSA

Shawnee County, School District #345, GO, 5.75%, 9/1/11,                                      250,000                       273,750
Prerefunded 9/1/04 @ 100, MBIA

Shawnee County, School District #345, GO, 4.75%, 9/1/11,                                    1,590,000                     1,621,800
Callable  9/1/04 @ 101.5, MBIA

Shawnee County, School District #437, Auburn-Washburn, GO,                                    250,000                       259,063
5.25%, 9/1/11, Callable 9/1/04 @ 100, AMBAC

Shawnee County, School District #437, Auburn-Washburn, GO,                                    350,000                       361,813
5.25%, 9/1/12, Callable 9/1/04 @ 100, AMBAC

Shawnee County, School District #437, Auburn-Washburn, GO,                                    700,000                       752,499
Series 1992, 6.25%, 3/1/03, Callable 3/1/02 @ 100, FGIC

Shawnee County, School District #501, GO, 4.35%, 2/1/06,                                    1,515,000                     1,543,406
Noncallable

Shawnee County, School District #501, GO, 4.38%, 2/1/07,                                    1,675,000                     1,704,313
Callable 2/1/06 @ 100
State Department of Transportation, Highway Revenue, 5.38%,                                 1,000,000                     1,028,749
3/1/13, Callable 3/1/03 @ 102

State Department of Transportation, Highway Revenue, Series                                   250,000                       262,188
1993, 5.00%, 3/1/04, Callable 3/1/03 @ 102

State Development Finance Authority Revenue, 5.13%, 6/1/06,                                   250,000                       263,750
Callable 6/1/03 @ 102, AMBAC
State Development Finance Authority Revenue, 5.50%, 5/1/14,                                 1,000,000                     1,053,749
Callable 5/1/07 @ 100
State Development Finance Authority Revenue, Department of                                    250,000                       260,313
Corrections, El Dorado, Project L. 5.63%, 2/1/03, Callable 2/1/00 @ 102, MBIA

State Development Finance Authority Revenue, Project K-II,                                    500,000                       516,250
5.50%, 10/1/10, Callable 10/1/01 @ 101

State Development Finance Authority Revenue, Project K-II,                                    500,000                       516,875
5.60%, 10/1/11, Callable 10/1/01 @ 101

State Development Finance Authority Revenue, Series J, 5.40%,                                 500,000                       526,250
4/1/10, Callable 4/1/05 @ 100

State Development Finance Authority, Health Facilities Revenue,                               500,000                       523,125
Hays Medical Center Inc., 5.38%, 11/15/16, Callable 11/15/06 @
102, MBIA

INTRUST FUNDS TRUST
KANSAS TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments
October 31, 1998

                                                                                             PRINCIPAL                       MARKET
MUNICIPAL BONDS, CONTINUED                                                                  AMOUNT/SHARES                    VALUE
                                                                                            -------------                    ------
State Development Finance Authority, Health Facilities Revenue,                              $500,000                      $523,750
Hays Medical Center Inc., 5.50%, 11/15/17, Callable 11/15/07 @
100, MBIA

State Development Finance Authority, Health Facilities Revenue,                               475,000                       510,625
Stormont Health Care, 5.40%, 11/15/05, MBIA

State Development Finance Authority, Health Facilities Revenue,                               500,000                       542,500
Stormont Health Care, 5.75%, 11/15/10, Callable 11/15/06 @ 100,
MBIA

State Development Finance Authority, Health Facilities Revenue,                               500,000                       543,749
Stormont Health Care, 5.80%, 11/15/16, Callable 11/15/06 @ 100,
MBIA

State Development Financial Authority , Health Facilities                                     500,000                       528,750
Revenue, Hays Medical Center, Series B, 5.38%, 11/15/10,
Callable 11/15/07 @ 100, MBIA

State Turnpike Authority Revenue Bond, 5.40%, 9/1/09, Callable                                260,000                       276,250
9/1/03 @ 102, AMBAC

Sumner County, Bridge Improvement, GO, Series 1992, 6.00%,                                    435,000                       460,556
11/1/04, Callable 11/1/01 @ 100, AMBAC

Sumner County, Bridge Improvement, GO, Series 1992, 6.00%,                                    250,000                       263,750
11/1/05, Callable 11/1/01 @ 100, AMBAC

Sumner County, School District #357, Belle Plaine, GO, 5.55%,                                 375,000                       392,344
9/1/13, Callable 9/1/03 @ 100

Thomas County, School District #315, GO, Series 1993, 4.20%,                                  150,000                       152,438
9/1/01, FSA

Thomas County, School District #315, GO, Series 1993, 4.30%,                                  160,000                       163,600
9/1/02, FSA

Thomas County, School District #315, GO, Series 1993, 4.40%,                                  165,000                       169,331
9/1/03, FSA

Thomas County, School District #315, GO, Series 1993, 4.60%,                                  175,000                       180,688
9/1/04, Callable 9/1/03 @ 100 FSA

Topeka, GO, Series A, 5.50%, 8/15/16, Callable 8/15/01 @ 101                                  500,000                       518,125
Topeka, GO, Series C, 5.50%, 8/15/05, Callable 8/15/99 @ 101                                  250,000                       255,338
Topeka, Hospital Revenue, 6.75%, 11/15/00, MBIA                                               500,000                       531,875
Wellington, Water & Sewer Revenue, 5.15%, 5/1/18, Callable                                  1,000,000                     1,012,500
5/1/08 @ 100, AMBAC

Wichita, GO, 4.70%, 9/1/12, Callable 9/1/04 @ 101                                             565,000                       567,825
Wichita, GO, Series 746, 5.30%, 9/1/12, Callable 9/1/04 @ 100                                 750,000                       781,875
Wichita, Hospital Revenue, 6.00%, 7/1/04, Callable 6/8/98 @ 100                               807,000                       863,490
Wichita, Multifamily Housing Revenue, 5.90%, 12/1/16, Callable                                660,000                       697,125
12/1/05 @ 102

INTRUST FUNDS TRUST
KANSAS TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments
October 31, 1998

                                                                                             PRINCIPAL                      MARKET
MUNICIPAL BONDS, CONTINUED                                                                  AMOUNT/SHARES                   VALUE
                                                                                            -------------                   -------
Wichita, Single Family Mortgage Revenue, Series A, 7.10%,                                  $  235,000                   $   252,331
9/1/09, Callable 3/1/03 @ 103

Wichita, Water & Sewer Revenue, 4.70%, 10/1/12, Callable                                    2,000,000                     1,995,000
10/1/05 @101, FGIC

Wichita, Water & Sewer Utilities Revenue, 4.75%, 10/1/08,                                     405,000                       418,163
Callable 10/1/04 @ 101, FGIC

Wichita, Water & Sewer Utilities Revenue, 4.88%, 10/1/09,                                     900,000                       932,625
Callable 10/1/04 @ 101, FGIC

Winfield, Sales Tax Revenue, 5.10%, 9/1/06, Callable 9/1/03 @                                 100,000                       104,000
100

Winfield, Sales Tax Revenue, 5.25%, 9/1/07, Callable 9/1/03 @                                 100,000                       104,250
100

Winfield, Sales Tax Revenue, 5.40%, 9/1/08, Callable 9/1/03 @                                 100,000                       104,000
100

Wyandotte County, School District #203, Piper, GO, Series 1992,                               295,000                       307,906
5.90%, 9/1/04, Callable 9/1/01 @ 100

Wyandotte County, School District #203, Piper, GO, Series 1992,                               500,000                       530,625
6.60%, 9/1/13, Callable 9/1/01 @ 100

Wyandotte County/Kansas City Government Ref, GO, 4.30%,                                     1,500,000                     1,528,125
9/1/05, Noncallable, AMBAC                                                                                                ---------


                                                                                                                        129,235,072
                                                                                                                        -----------
PUERTO RICO  (2.1%)
Puerto Rico Commonwealth, Highway & Transportation Authority,                                 500,000                       518,750
 Highway Revenue, Series X, 5.00%, 7/1/02

Puerto Rico, Electric Power Authority Revenue, Series S, 6.13%,                             1,000,000                     1,162,500
7/1/09, MBIA-IBC

Puerto Rico, Electric Power Authority Revenue, Series Z, 5.50%,                             1,000,000                     1,061,250
7/1/14, Callable 7/1/05 @ 102, MBIA-IBC                                                                                   ---------


                                                                                                                          2,742,500
                                                                                                                          ---------
TOTAL MUNICIPAL BONDS (COST $127,636,354)                                                                               132,229,022
                                                                                                                        -----------

INTRUST FUNDS TRUST
KANSAS TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments
October 31, 1998


                                                                                            PRINCIPAL                      MARKET
                                                                                          AMOUNT/SHARES                    VALUE
                                                                                          -------------                    ------
INVESTMENT COMPANIES  (1.1%)
Federated Tax-Exempt Money Market                                                           1,502,285                 $   1,502,285
                                                                                                                          ---------
Total Investment Companies (Cost $1,502,285)                                                                              1,502,285
                                                                                                                          ---------




Total (Cost $129,138,639) (a) - 100.6%                                                                                $ 133,731,307
                                                                                                                        ===========

------------

Percentages indicated are based on net assets of $132,917,464.




   (a) Represents cost for federal tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

       Unrealized appreciation              $ 4,615,992
       Unrealized depreciation                  (23,324)
                                            -----------
       Net unrealized appreciation          $ 4,592,668


   (b) When-issued security

       AMBAC = Insured by American Municipal Bond Assurance Corporation COP = Certificate of Participation
       FGIC = Insured by Federal Guarantee Insurance Corporation
       FHA = Insured by Federal Housing Authority
       FSA = Insured by Federal Security Assurance
       GNMA = Insured by Ginnie Mae
       GO = General Obligation
       IBC = Insured Bond Certificate
       MBIA = Insured by Municipal Bond Insurance Association
       SO = Special Obligation




See Notes to Financial Statements.

INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1998

--------------------------------------------------------------------------------

1. ORGANIZATION:

The INTRUST Funds Trust (the "Trust") was established as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The Trust currently consists of six active funds. The Trust is authorized to offer two classes of shares: Institutional Service and Institutional Premium. The Institutional Premium shares, which have not yet been offered for sale, may be subject to additional shareholder servicing fees. The accompanying financial statements and financial highlights are those of the Money Market Fund, the Short-Term Bond Fund, the Intermediate Bond Fund, the Stock Fund, the International Multi-Manager Stock Fund, and the Kansas Tax-Exempt Bond Fund (individually a "Fund", collectively the "Funds"). Each Fund is currently offered in the Institutional Service Class only.

The Funds' investment objectives are as follows:

     FUND                          OBJECTIVE
     ----                          ---------

Money Market Fund             Seeks to provide current income, liquidity and the
                              maintenance of a stable net asset value of $1.00 per share by investing in high quality, short-term obligations.

Short-Term Bond Fund          Seeks a high level of current income consistent
                              with liquidity and safety of principal by investing primarily in investment grade short-term obligations.

Intermediate Bond Fund        Seeks a high level of current income consistent
                              with managing for total return by investing in fixed income securities.

Stock Fund                    Seeks long-term capital appreciation by investing
                              in common and preferred stocks issued by companies with large market capitalization.

International Multi-Manager
Stock Fund                    Seeks long-term capital appreciation by investing
                              in equity securities of issuers based outside the United States. The International Multi-Manager
                              Stock Fund seeks to achieve its objective by investing all of its investable assets in The
                              International Equity Portfolio (the Portfolio") of the AMR Investment Services Trust.

Kansas Tax-Exempt Bond Fund   Seeks to preserve capital while producing current
                              income for the investor that is exempt from both federal and Kansas state income taxes by investing in municipal obligations with maturities generally ranging from 1 to 15 years.

The International Multi-Manager Stock Fund seeks to achieve its objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio") of the AMR Investment Services Trust. The percentage of the AMR Investment Services Trust International Equity Portfolio owned by the Fund as of October 31, 1998 was approximately 5.40%. The financial statements of the Portfolio, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the International Multi-Manager Stock Fund's financial statements.

As approved by its shareholders at a special shareholders meeting held April 28, 1997, effective May 17, 1997, the Kansas Tax-Free Income Portfolio (the "SEI Portfolio") of the SEI Tax-Exempt Trust (the "SEI

INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1998

--------------------------------------------------------------------------------

Trust") was reorganized into the Fund as transacted by (a) the tax-free transfer of all the assets and liabilities of the SEI Portfolio to the Fund in exchange for shares of the Fund; (b) the distribution of the Fund's shares to shareholders of the SEI Portfolio; and (c) the termination of the SEI Portfolio as a series of the SEI Trust. The Fund retained the investment objectives and assumed the financial reporting history of the SEI Fund.

Effective September 1, 1997, the Kansas Tax-Exempt Bond Fund changed its fiscal year end from August 31 to October 31.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITY VALUATION

Securities of the Money Market Fund are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Debt securities held by a Fund generally are valued based on mean prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value using pricing methods approved by the Trust's Board of Trustees. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS AND DELAYED DELIVERY BASIS:

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date. The Funds held one such security as of October 31, 1998.

INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1998

--------------------------------------------------------------------------------

SECURITY TRANSACTIONS AND RELATED INCOME

The Funds, other than the International Multi-Manager Stock Fund, record security transactions on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date.

The International Multi-Manager Stock Fund records its share of the investment income, dividend income, income from securities lending, expenses, and unrealized and realized gains and losses of the Portfolio of the AMR Investment Services Trust on a daily basis. The income, expenses, and gains and losses are allocated daily to investors in the Portfolio based upon their investments in the Portfolio. Such investments are adjusted based on daily market values.

EXPENSES

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on relative net assets or another appropriate basis. In addition to accruing its own expenses, the International Multi-Manager Stock Fund records its proportionate share of the expenses of the Portfolio of the AMR Investment Services Trust on a daily basis.

ORGANIZATION COSTS

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related Fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income for the Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund are declared daily and paid monthly. Distributions from net investment income for the Stock Fund and the International Multi-Manager Stock Fund are declared and paid at least once annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses.

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1998

--------------------------------------------------------------------------------

As of October 31, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                       Accumulated               Accumulated Undistributed
                                       Undistributed                    Net Realized
                                       Net Investment                   Gains (Losses)
                                          Income                        on Investments
                                       ---------------                  ---------------
Money Market Fund                           $     356                      $      (356)
Short-Term Bond Fund                           (1,470)                           1,470
Intermediate Bond Fund                         (3,046)                           3,046
Stock Fund                                          8                               (8)
International Multi-Manager Stock Fund       (145,229)                      (3,508,562)
Kansas Tax-Exempt Bond Fund                     2,267                           (2,267)

FEDERAL INCOME TAXES

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. INVESTMENT ADVISORY, ADMINISTRATION, AND DISTRIBUTION AGREEMENTS:

The Trust and INTRUST Bank, N.A. (the "Adviser") are parties to an investment advisory agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average net assets: 0.25% of the Money Market Fund; 0.40% of the Short-Term Bond Fund and the Intermediate Bond Fund; 1.00% of the Stock Fund; 0.40% of the International Multi-Manager Stock Fund; and 0.30% of the Kansas Tax-Exempt Bond Fund. The investment advisory agreement for the International Multi-Manager Stock Fund also provides for an investment advisory fee of 1.25% of the average daily net assets of the Fund if the Fund does not invest all of its assets in the Portfolio or another investment company.

The Adviser is party to a sub-investment advisory agreement under which the subadvisers are entitled to receive a fee from the Adviser, computed daily and paid monthly, equal to the following percentages of the Funds' average net assets: 0.20% of the Money Market Fund; 0.125% of the Short-Term Bond Fund and the Intermediate Bond Fund; and 0.45% of the Stock Fund. The individual subadvisers are listed as follows:

     AMR Investment Services, Inc.  The Money Market Fund

     Galliard Capital Management, Inc. The Short-Term Bond Fund and the Intermediate Bond Fund

     ARK Asset Management, Co.  The Stock Fund

The Trust and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Administrator") are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% of each Fund's average daily net assets, except for the International Multi-Manager Stock Fund which pays at an annual rate of 0.15%. For the Kansas Tax-Exempt Bond Fund, prior to May 17, 1997, administration services were provided by SEI Fund Management at an annual rate of 0.15%.

INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1998

--------------------------------------------------------------------------------

The Trust and BISYS Fund Services (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each class is subject to a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. As provided under the Plan, the Trust will pay the Distributor up to an annual rate of 0.25% of the average daily net assets of the Funds.

Other financial organizations ("Service Organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations in amounts up to an annual rate of 0.08% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organizations has a servicing relationship. The Institutional Premium Class may pay additional fees up to 0.50% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organization has a servicing relationship.

Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Such fees are permanently waived. For the Kansas Tax-Exempt Bond Fund fees are waived to maintain total annual operating expenses at no more than 0.21% per year of average daily net assets.

Additional information regarding related party transactions is as follows for the year ended October 31, 1998:

                                       Money
                                       Market    Short-Term     Intermediate
                                        Fund     Bond Fund      Bond Fund
                                     ----------  ----------     ------------

Investment Advisory Fees Waived        $ 54,443    $122,390      $ 54,941
12b-1 Fees Waived                       128,957     145,702       124,867


                                                 International  Kansas
                                                 Multi-Manager  Tax-Exempt
                                     Stock Fund  Stock Fund     Bond Fund
                                     ----------  ----------     ---------
Investment Advisory Fees Waived        $120,690    $ 28,239      $360,231
Administration Fees Waived                  ---         ---       120,076
12b-1 Fees Waived                       232,097     141,189       300,392
Shareholder Services Fees Waived            ---         ---        96,062
Custody Fees Waived                         ---         ---        24,013
Reimbursed Fees                             ---         ---        42,748


4. SHARES OF BENEFICIAL INTEREST:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Currently, shares of the Trust are authorized to be offered through six series and two classes: Institutional Service and Institutional Premium. As of and for the year ended October 31, 1998, no shareholders were in the Institutional Premium class. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1998

--------------------------------------------------------------------------------

5. SECURITIES TRANSACTIONS:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the year ended October 31, 1998 were as follows:

                               Purchases     Sales
                               ---------     -----
Short-Term Bond Fund           $ 36,969,571  $31,407,619
Intermediate Bond Fund           25,404,180   18,934,885
Stock Fund                      103,278,595   91,930,387
Kansas Tax-Exempt Bond Fund      42,369,424   16,080,670


6. CONCENTRATION OF CREDIT RISK:

The Kansas Tax-Exempt Bond Fund invests in debt instruments of municipal issuers, primarily Kansas. The issuers' abilities to meet their obligations may be affected by economic developments in Kansas or a region of the state. The Fund invests in securities which include revenue bonds, tax-exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds.

The Money Market Fund will concentrate its investments in obligations issued by the banking industry. Concentration in this context means the investment of more than 25% of the Money Market Fund's assets in such industry. However, for temporary defensive purposes during periods when the Adviser believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Money Market Fund will not maintain this concentration. The Money Market Fund's policy of concentration in the banking industry increases the Fund's exposure to market conditions prevailing in that industry.


7.  FEDERAL INCOME TAX INFORMATION:

During the year ended October 31, 1998, the following Funds declared long-term capital gain distributions in the following amounts:

Fund                                          Amount
----                                          ------
Kansas Tax-Exempt Bond Fund                   $332,132

At October 31, 1998, the following Fund had a capital loss carryforward which is available to offset future capital gains, if any:

Fund                                        Amount    Expires
----                                        ------    -------
Short-Term Bond Fund                      $   35,915     2005
International Multi-Manager Stock Fund     1,877,336     2006

To the extent that these carryforwards are used to offset future capital gains, it is probable that the offset gains will not be distributed to shareholders.

8.   ELIGIBLE DISTRIBUTIONS (UNAUDITED):
For the taxable year ended October 31, 1998, 12.14% of the income dividends paid by the Stock Fund qualify for the dividends received deduction available to corporations.

INTRUST FUNDS TRUST
Financial Highlights

                                                                    Money Market Fund
                                                       -----------------------------------------
                                                           For the Year           January 23,
                                                               ended                1997 to
                                                         October 31, 1998         October 31,
                                                                                   1997 (a)
------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                 $              1.000      $           1.000
                                                       ------------------       ----------------
Investment Activities:
    Net investment income                                           0.050                  0.038
                                                       ------------------       ----------------
    Total from Investment Activities                                0.050                  0.038
                                                       ------------------       ----------------

Distributions:
    Net investment income                                          (0.050)                (0.038)
                                                       ------------------       ----------------
    Total Distributions                                            (0.050)                (0.038)
                                                       ------------------       ----------------

    Net change in net asset value per share                           ---                    ---
                                                       ------------------       ----------------

Net Asset Value, end of period                       $              1.000      $           1.000
                                                       ===================      ================

Total Return                                                         5.13%                  3.86% (b)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)               $             50,746      $          55,566
Ratios to average net assets:
    Expenses                                                         0.67%                  0.71% (c)
    Net investment income                                            5.04%                  4.92% (c)
    Expenses*                                                        1.03%                  1.11% (c)
    Net investment income*                                           4.68%                  4.52% (c)

______________________
* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.
(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.



See Notes to Financial Statements.

INTRUST FUNDS TRUST
Financial Highlights


                                                                                         Short-Term Bond Fund
                                                                    ------------------------------------------------------------
                                                                            For the Year                      January 21,
                                                                                ended                           1997 to
                                                                          October 31, 1998                    October 31,
                                                                                                               1997 (a)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                 $                   10.08        $                   10.00
                                                                       ------------------------         ------------------------
Investment Activities:
    Net investment income                                                                 0.57                             0.42
    Net realized and unrealized gain (loss) from investments                              0.12                             0.08
                                                                       ------------------------         ------------------------
    Total from Investment Activities                                                      0.69                             0.50
                                                                       ------------------------         ------------------------

Distributions:
    Net investment income                                                                (0.57)                           (0.42)
                                                                       ------------------------         ------------------------
    Total Distributions                                                                  (0.57)                           (0.42)
                                                                       ------------------------         ------------------------

    Net change in net asset value per share                                               0.12                             0.08
                                                                       ------------------------         ------------------------

Net Asset Value, end of period                                       $                   10.20        $                   10.08
                                                                       ========================         ========================

Total Return                                                                              6.96%                            5.13% (b)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)                               $                  61,371        $                  52,682
Ratios to average net assets:
    Expenses                                                                              0.67%                            0.78% (c)
    Net investment income                                                                 5.59%                            5.48% (c)
    Expenses*                                                                             1.13%                            1.25% (c)
    Net investment income*                                                                5.13%                            5.01% (c)
Portfolio turnover rate                                                                  55.75%                           84.41% (b)

____________________________
* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.
(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.


See Notes to Financial Statements.

INTRUST FUNDS TRUST
Financial Highlights

                                                                                             Stock Fund
                                                                   ------------------------------------------------------------
                                                                            For the Year                     January 21,
                                                                                ended                          1997 to
                                                                           October 31, 1998                  October 31,
                                                                                                              1997 (a)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                   $                 11.31        $                 10.00
                                                                       -----------------------        -----------------------
Investment Activities:
    Net investment income                                                                 0.07                           0.04
    Net realized and unrealized gain (loss) from investments                              1.28                           1.27
                                                                       -----------------------        -----------------------
    Total from Investment Activities                                                      1.35                           1.31
                                                                       -----------------------        -----------------------

Distributions:
    Net investment income                                                                (0.05)                           ---
    Net realized gains from investments                                                  (0.54)                           ---
                                                                       ------------------------       -----------------------
    Total Distributions                                                                  (0.59)                           ---
                                                                       -----------------------        -----------------------

    Net change in net asset value per share                                               0.76                           1.31
                                                                       -----------------------        -----------------------

Net Asset Value, end of period                                         $                 12.07        $                 11.31
                                                                       =======================        =======================

Total Return                                                                             12.49%                         13.10% (b)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)                                 $               100,524        $                79,834
Ratios to average net assets:
    Expenses                                                                              1.32%                          1.41% (c)
    Net investment income                                                                 0.66%                          0.63% (c)
    Expenses*                                                                             1.70%                          1.80% (c)
    Net investment income*                                                                0.28%                          0.24% (c)
Portfolio turnover rate                                                                 102.36%                         71.76% (b)

____________________________
* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.
(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.

See Notes to Financial Statements.

INTRUST FUNDS TRUST
Financial Highlights


                                                                                       Intermediate Bond Fund
                                                                     ---------------------------------------------------------
                                                                            For the Year                     January 21,
                                                                               ended                           1997 to
                                                                           October 31, 1998                  October 31,
                                                                                                              1997 (a)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                   $                10.21         $                 10.00
                                                                       ----------------------         -----------------------
Investment Activities:
    Net investment income                                                                0.59                            0.45
    Net realized and unrealized gain (loss) from investments                             0.22                            0.21
                                                                       ----------------------         -----------------------
    Total from Investment Activities                                                     0.81                            0.66
                                                                       ----------------------         -----------------------

Distributions:
    Net investment income                                                               (0.59)                          (0.45)
                                                                       ----------------------         -----------------------
    Total Distributions                                                                 (0.59)                          (0.45)
                                                                       ----------------------         -----------------------

    Net change in net asset value per share                                              0.22                            0.21
                                                                       ----------------------         -----------------------

Net Asset Value, end of period                                         $                10.43         $                 10.21
                                                                       ======================         =======================

Total Return                                                                             8.16%                           6.77% (b)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)                                 $               52,993         $                46,492
Ratios to average net assets:
    Expenses                                                                             0.78%                           0.90% (c)
    Net investment income                                                                5.74%                           5.83% (c)
    Expenses*                                                                            1.14%                           1.27% (c)
    Net investment income*                                                               5.38%                           5.46% (c)
Portfolio turnover rate                                                                 39.07%                         108.73% (b)

_________________________
* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.
(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.

See Notes to Financial Statements.

INTRUST FUNDS TRUST
Financial Highlights

                                                                               International Multi-Manager Stock Fund
                                                                          -------------------------------------------------
                                                                            For the Year                     January 20,
                                                                                ended                          1997 to
                                                                            October 31, 1998                 October 31,
                                                                                                              1997 (a)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                      $             10.97          $             10.00
                                                                          --------------------         --------------------
Investment Activities:
    Net investment income                                                                0.18                         0.11
    Net realized and unrealized gain (loss) from investments                             0.21                         0.86
                                                                          --------------------         --------------------
    Total from Investment Activities                                                     0.39                         0.97
                                                                          --------------------         --------------------

Distributions:
    Net investment income                                                               (0.13)                         ---
    Net realized gains from investments                                                 (0.09)                         ---
                                                                          --------------------         --------------------
    Total Distributions                                                                 (0.22)                         ---
                                                                          --------------------         --------------------

    Net change in net asset value per share                                              0.17                         0.97
                                                                          --------------------         --------------------

Net Asset Value, end of period                                            $             11.14          $             10.97
                                                                          ====================         ====================

Total Return                                                                             3.61%                        9.70% (b)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)                                    $            55,505          $            41,135
Ratios to average net assets:
    Expenses                                                                             1.29%                        1.42% (c)
    Net investment income                                                                1.55%                        1.91% (c)
    Expenses*                                                                            1.59%                        1.75% (c)
    Net investment income*                                                               1.25%                        1.58% (c)

----------------------------
* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

See Notes to Financial Statements.

INTRUST FUNDS TRUST
Financial Highlights

                                                                               KANSAS TAX-EXEMPT BOND FUND
                                                 -----------------------------------------------------------------------------------
                                                   FOR THE YEAR          SEPTEMBER 1,           YEARS ENDED AUGUST 31, (A)
                                                      ENDED                1997 TO
                                                  OCTOBER 31, 1998        OCTOBER 31,      1997        1996        1995       1994
                                                                           1997 (B)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period              $       10.73         $     10.66       $  10.51    $ 10.63     $ 10.47   $ 10.91
                                                   ------------          ----------        -------     ------      ------    ------
Investment Activities:
    Net investment income                                  0.53                0.09           0.55       0.56        0.57      0.57
    Net realized and unrealized gain (loss)
       from investments                                    0.20                0.07           0.19      (0.12)       0.16     (0.42)
                                                   ------------          ----------        -------     ------      ------    ------
    Total from Investment Activities                       0.73                0.16           0.74       0.44        0.73      0.15
                                                   ------------          ----------        -------     ------      ------    ------

Distributions:
    Net investment income                                 (0.53)              (0.09)         (0.59)     (0.56)      (0.57)    (0.57)
    Net realized gains from investments                   (0.03)                ---            ---        ---         ---     (0.02)
                                                   ------------          ----------        -------     ------      ------    ------
    Total Distributions                                   (0.56)              (0.09)         (0.59)     (0.56)      (0.57)    (0.59)
                                                   ------------          ----------        -------     ------      ------    ------

    Net change in net asset value per share                0.17                0.07           0.15      (0.12)       0.16     (0.44)
                                                   ------------          ----------        -------     ------      ------    ------

Net Asset Value, end of period                    $       10.90         $     10.73       $  10.66    $ 10.51     $ 10.63   $ 10.47
                                                   ============          ==========        =======     ======      ======    ======

Total Return                                               7.01%               1.51% (c)      7.27%      4.23%       7.23%     1.41%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)            $     132,917         $   103,616       $ 96,780    $72,065     $65,834   $62,346
Ratios to average net assets:
    Expenses                                               0.21%               0.21% (d)      0.21%      0.21%       0.21%     0.21%
    Net investment income                                  4.90%               5.10% (d)      5.20%      5.31%       5.47%     5.36%
    Expenses*                                              1.00%               0.82% (d)      0.62%      0.51%       0.51%     0.54%
    Net investment income*                                 4.11%               4.49% (d)      4.79%      5.01%       5.17%     5.03%
Portfolio turnover rate                                   13.51%               5.87% (c)      8.78%     12.71%      17.60%    10.57%

___________________
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(a)  Formerly the Kansas Tax-Free Income Portfolio of the SEI Tax-Exempt Trust.
(b) For the period from September 1, 1997, through October 31, 1997. The Kansas Tax-Exempt Bond Fund changed its fiscal year end from August 31 to October 31.
(c)  Not annualized.
(d)  Annualized.

See Notes to Financial Statements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees AMR Investment Services International Equity Portfolio

We have audited the accompanying statement of assets and liabilities of the AMR Investment Services International Equity Portfolio ("the Portfolio"), including the schedule of investments, as of October 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AMR Investment Services International Equity Portfolio at October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                      Ernst & Young LLP

Dallas, Texas
December 17, 1998

Dear Fellow Shareholder:

     We are pleased to report to you on the performance of the American AAdvantage International Equity Fund for the twelve months ended October 31, 1998.

International Equity Fund
Market Recap:

     Despite solid foreign market returns over the past twelve months, there was a marked disparity among different countries, regions and time periods, as markets were quite volatile over this time period. Much of the first part of this time period was marked by a struggling Japan trying to cope with slumping economic growth, disappointing stimulus packages and uncertainty regarding the region's economic crisis. However, conditions in Europe could not have been better as European markets were propelled by the euphoria of European Monetary Union (EMU) and lower interest rates which has driven investors into the equity markets. This disparity lasted through the first half of 1998, before a number of negative global events shook investors' confidence worldwide and sent markets around the world dramatically lower. With the Russian government defaulting on their bonds and spreading contagion concerns to Latin America, investors worldwide departed more risky, less liquid securities and asset classes. This near panic environment subsided and most markets bounced back in October, as many of the events that transpired in the third quarter were either temporarily rectified or resolved. As the dust settled on the past twelve months, the ranking of the markets that comprise the EAFE Index (the Morgan Stanley Capital International Europe, AustralAsia and Far East Index) shows markets located in Europe generally outperformed markets located in Asia.

     The underweighting of Japan continues to be the top factor in adding value for the Fund while other country weightings were also positive for the Fund.
The Japanese market represents over 20% of the EAFE Index and was down almost 15% for the past twelve months. In addition to successfully underweighting the Japanese market, the stocks that were selected added value compared to the stocks in the Japanese Index. Many of these Japanese holdings were large global companies, which have undertaken the necessary restructurings to compete in the global marketplace. The Fund continues to underweight Japan entering into the new fiscal year.

     The primary reason for the underperformance by the Fund for the past twelve months was stock selection, especially in the larger markets of Germany and the United Kingdom. While past time periods have displayed an outperformance of value securities compared to growth securities, the past twelve months showed just the opposite. The Fund focuses on buying and holding value securities (securities with characteristics such as low price to earnings or price to book ratios), while the securities that performed the best over the past twelve months were large well known companies that are considered growth securities (high price to earnings ratios). The gap between the EAFE Value Index and the EAFE Growth Index was close to 4% during the period.

     As the new fiscal year begins, the United Kingdom remains the largest weighting in the Fund. Additionally, the Fund has many small overweightings among the more attractive smaller European markets, while significant underweightings in Germany and Japan remain.

     As always, we appreciate your confidence and support and we will continue to strive to provide you with above average returns over the longer term.


                                           Sincerely,


                                           William F. Quinn
                                           President
                                           American AAdvantage Funds

 AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
 Statement of Assets and Liabilities
 October 31, 1998
 ($ In thousands)

----------------------------------------------------------------------------------------------------
 ASSETS:
      Investments in securities at value (cost - $1,025,698)                            $ 1,116,306
      Cash, including foreign currency....................................                    3,940
      Unrealized appreciation on foreign currency contracts...............                      267
      Dividends and interest receivable...................................                    2,550
      Reclaims receivable.................................................                    1,547
      Receivable for investments sold.....................................                      916
      Deferred organization costs, net....................................                        5
                                                                                --------------------
              Total assets................................................                1,125,531
                                                                                --------------------
 LIABILITIES:
      Payable for investments purchased...................................                    2,928
      Payable upon return of securities loaned............................                   92,805
      Management and investment advisory fees payable (Note 2)............                      930
      Accrued organization costs..........................................                        5
      Other liabilities...................................................                      718
                                                                                --------------------
              Total liabilities...........................................                   97,386
                                                                                --------------------
 Net assets applicable to investors' beneficial interests................               $ 1,028,145
                                                                                ====================

See Notes to Financial Statements.

 AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
 Statement of Operations
 Year Ended October 31, 1998
($ In thousands)

---------------------------------------------------------------------------------------------
 INVESTMENT INCOME:
        Interest income...........................................    $          3,264
        Dividend income (net of foreign taxes of $900,000)........              23,214
        Income derived from securities lending, net...............                 470
                                                                      -----------------
              Total investment income.............................              26,948
                                                                      -----------------
 EXPENSES:
        Management and investment advisory
          fees (Note 2)...........................................               4,226
        Custodian fees............................................                 807
        Professional fees.........................................                  35
        Other expenses............................................                  23
                                                                      -----------------
               Total expenses.....................................               5,091
                                                                      -----------------
 Net investment income............................................              21,857
                                                                      -----------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized gain on investments..........................              35,803
        Net realized loss on foreign currency
           transactions...........................................              (8,187)
        Change in net unrealized appreciation of
          investments.............................................              74,320
        Change in net unrealized depreciation of foreign currency
           contracts and translations.............................             (94,242)
                                                                      -----------------
               Net gain on investments............................               7,694
                                                                      -----------------
 Net increase in net assets resulting from
    operations....................................................    $         29,551
                                                                      =================

See Notes to Financial Statements.

 AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
 Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------

                                                                      Year Ended         Year Ended
                                                                      October 31,       October 31,
                                                                        1998                1997
                                                                  ------------------  ----------------

                                                                            ($ In thousands)
 INCREASE IN NET ASSETS:
 OPERATIONS:
       Net investment income..............................        $          21,857   $         15,411
       Net realized gain on investments and
          foreign currency transactions...................                   27,616             21,331
       Change in net unrealized appreciation
          (depreciation) of investments and
          foreign currency translations...................                  (19,922)            57,105
                                                                  ------------------  ----------------
               Net increase in net assets
                  resulting from operations...............                   29,551             93,847
                                                                  ------------------  ----------------
 TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
       Contributions......................................                  678,114            397,499
       Withdrawals........................................                 (441,193)          (134,169)
                                                                  -----------------   ----------------
               Net increase in net assets resulting
                  from transactions in investors'
                  beneficial interests....................                  236,921            263,330
                                                                  -----------------   ----------------
 Net increase in net assets...............................                  266,472            357,177
                                                                  -----------------   ----------------
 NET ASSETS:
     Beginning of period...................................                 761,673            404,496
                                                                  -----------------   ----------------
     End of period.........................................       $       1,028,145   $        761,673
                                                                  =================   ================


------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS:
------------------------------------------------------------------------------------------------------


 RATIOS:
       Expenses to average net assets......................                    0.53%              0.57%
       Net investment income to average net assets.........                    2.29%              2.55%
      Portfolio turnover rate..............................                      24%                15%

See Notes to Financial Statements.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
October 31, 1998
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Trust commenced active operations on November 1, 1995.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

 Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange prior to the close of trading on the New York Stock Exchange (the "Exchange") or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally will be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

 Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolio includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
October 31, 1998
--------------------------------------------------------------------------------

 Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

 Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

 Deferred Organization Expenses

     Expenses incurred by the Portfolio in connection with its organization are being amortized on a straight-line basis over a five-year period.

 Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.  TRANSACTIONS WITH AFFILIATES

 Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .10% of the average daily net assets of the Portfolio plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):

                                                                      Amount paid to                     Net Amount paid to
   Management Fee Rate               Management Fee                Investment Advisors                         Manager
   -------------------               --------------                -------------------                         -------
       .25% - .90%                         $4,226                         $2,987                                $1,239


 Other

     Certain officers or trustees of the Trust are also officers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 1998, the cost of air transportation was not material to the Portfolio.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
October 31, 1998
--------------------------------------------------------------------------------

3.   INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 1998 were $509,821,000 and $207,212,000, respectively.

4.   COMMITMENTS

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain
(loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 1998, the Portfolio had outstanding forward foreign currency contracts as follows:

Contracts to Deliver
--------------------
(amounts in thousands)                             Settlement                                         Unrealized
                                                      Date                   Value                   Gain/(Loss)
                                              ------------------    ----------------------    -----------------------
         1,509    Deutsche Mark                          11/2/98                   $   911                    $     3
         1,884    French Franc                          11/30/98                       339                          -
        51,598    Hong Kong Dollar                       2/26/99                     6,625                       (223)
        62,621    Hong Kong Dollar                       4/30/99                     8,003                        (21)
         3,786    Japanese Yen                           11/4/98                        32                          -
         1,000    Japanese Yen                           4/13/99                     9,660                        (22)
            94    Pound Sterling                         11/4/98                       158                          -
         7,700    Pound Sterling                         11/9/98                    12,888                       (201)
         9,102    Pound Sterling                        11/30/98                    15,218                       (622)
                                                                    ----------------------    -----------------------
Total contracts to deliver
(Receivable amount $52,748)                                                        $53,834                    $(1,086)
                                                                    ======================    =======================
Contracts to Receive
--------------------
(amounts in thousands)
         2,856    Australian Dollar                      11/9/98                   $ 1,777                    $   (49)
        25,948    Deutsche Mark                         11/30/98                    15,690                      1,099
         5,060    French Franc                           11/2/98                       911                         (4)
        51,598    Hong Kong Dollar                       2/26/99                     6,625                          1
           460    Japanese Yen                           11/4/98                         4                          -
         1,414    Pound Sterling                         11/4/98                     2,368                         (7)
             9    Pound Sterling                         11/5/98                        14                          -
         6,100    Pound Sterling                         11/9/98                    10,210                        314
            11    Singapore Dollar                       11/3/98                         7                          -
           122    Singapore Dollar                       11/4/98                        75                         (1)
            15    Singapore Dollar                       11/5/98                         9                          -
                                                                    ----------------------    -----------------------
Total contracts to receive
(Payable amount $36,337)                                                           $37,690                    $ 1,353
                                                                    ======================    =======================

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
October 31, 1998
--------------------------------------------------------------------------------

5.  SECURITIES LENDING

    The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that at all times equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolio the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolio also continues to receive interest on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

    At October 31,1998, securities with a market value of approximately $91,368,762 were loaned by the Portfolio. The Portfolio received cash collateral which they invested in the AMR Investments Strategic Cash Business Trust (the "Business Trust") totaling $92,804,911. In addition, the custodian held non-cash collateral totaling $1,026,705. The Manager serves as Trustee and as investment adviser to the Business Trust. The Manager receives from the Business Trust an annualized fee equal to 0.10% of the average daily net assets of the Business Trust.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 1998
 ($ In thousands)

-----------------------------------------------------------------------------------------------------
                                                                    Shares             Value
                                                                    ------             -----
AUSTRALIA COMMON STOCKS - 3.48%
Australia & New Zealand Banking Group                                1,267,152               $ 7,215
Brambles Industries, Limited                                           197,400                 4,310
Foster's Brewing Group, Limited                                        820,400                 2,006
Mayne Nickless, Limited                                                965,000                 4,432
News Corporation Preferred Rights                                      345,000                 2,065
News Corporation, Limited                                              210,000                 1,428
Pioneer International, Limited                                       2,554,675                 5,278
QBE Insurance Group, Limited                                         1,413,428                 5,559
RGC, Limited                                                           550,000                   832
WMC, Limited                                                           785,000                 2,652
                                                                               ----------------------
     TOTAL AUSTRALIA COMMON STOCKS                                                            35,777
                                                                               ----------------------

AUSTRIA - 0.84%
PREFERRED STOCKS - 0.28%
Bank Austria AG                                                         54,000                 2,938
                                                                               ----------------------
       TOTAL AUSTRIA PREFERRED STOCKS                                                          2,938
                                                                               ----------------------

COMMON STOCKS - 0.56%
Boehler-Uddeholm                                                        60,185                 2,836
Evn Energie-Versorgung Niederoesterreich AG                              7,960                 1,134
Mayr-Melnhof Karton AG                                                  16,000                   742
VA Technologie AG                                                       11,000                 1,020
                                                                               ----------------------
       TOTAL AUSTRIA COMMON STOCKS                                                             5,732
                                                                               ----------------------
   TOTAL AUSTRIA                                                                               8,670
                                                                               ----------------------

BELGIUM COMMON STOCKS - 0.64%
Electrabel SA                                                            8,800                 3,246
GIB Holdings, Limited NPV                                               29,300                 1,402
Solvay Et Cie, NPV                                                      25,000                 1,961
                                                                               ----------------------
   TOTAL BELGIUM COMMON STOCKS                                                                 6,609
                                                                               ----------------------

CANADA COMMON STOCKS - 3.87%
Alcan Aluminum, Limited                                                105,000                 2,630
Anderson Exploration, Limited                                          170,000                 1,725
Canadian Imperial Bank of Commerce                                     160,570                 3,181
IMASCO, Limited                                                        238,000                 4,462
Methanex Corporation                                                   275,000                 1,600
Newbridge Network                                                      100,000                 2,049
Noranda, Incorporated                                                  254,875                 3,757
Oshawa Group, Limited                                                   66,000                 1,397
Potash Corporation of Saskatchewan                                      69,623                 4,793
Ranger Oil, Limited                                                    289,010                 1,822
Renaissance Energy                                                     399,450                 5,358
Transcanada Pipelines, Limited                                         117,000                 1,792
Telus Corporation                                                      256,650                 5,268
                                                                               ----------------------
   TOTAL CANADA COMMON STOCKS                                                                 39,834
                                                                               ----------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments, continued
October 31, 1998
 ($ In thousands)

-----------------------------------------------------------------------------------------------------
                                                                    Shares             Value
                                                                    ------             -----
DENMARK COMMON STOCKS - 0.93%
BG Bank                                                                 32,820               $ 1,903
Den Danske Bank                                                         21,800                 2,960
Teledanmark AS, "B"                                                     16,700                 1,820
Unidanmark AS, "A"                                                      38,400                 2,928
                                                                               ----------------------
   TOTAL DENMARK COMMON STOCKS                                                                 9,611
                                                                               ----------------------

FINLAND COMMON STOCKS - 2.82%
Enso-Gutzeit OY, "R"                                                   212,000                 1,641
Huhtamaki Group I Free                                                  27,800                   932
Merita Bank, Limited                                                 1,021,550                 5,474
Metra OY, "B"                                                          194,295                 3,394
Metsa-Serla OY, "B"                                                    100,000                   756
Nokia OY,"A"                                                            87,000                 7,917
Rauma OY                                                               121,467                 1,434
UPM-Kymmene OY                                                         310,760                 7,432
                                                                               ----------------------
   TOTAL FINLAND COMMON STOCKS                                                                28,980
                                                                               ----------------------

FRANCE COMMON STOCKS - 9.95%
Alcatel Alsthom CG                                                      58,150                 6,478
Associated General de France                                            30,100                 1,685
Axa SA                                                                  35,542                 4,017
Banque Nationale de Paris                                               97,525                 6,176
BIC SA                                                                  31,739                 1,953
Bongrain SA                                                              2,124                   896
CSF (Thomson)                                                          164,573                 5,716
Elf Aquitaine SA                                                       131,400                15,205
France Telecom SA                                                       43,910                 3,062
Groupe Danone                                                           37,700                 9,966
La Farge-Coppee SA                                                      67,183                 6,867
Pechiney SA                                                             51,800                 1,780
Pernod-Ricard                                                           64,782                 4,313
Rhone-Poulenc, "A"                                                     141,200                 6,454
Saint Gobain                                                            22,098                 3,269
Schneider SA                                                            26,000                 1,543
Scor SA                                                                 21,010                 1,205
Seita                                                                   97,102                 5,766
Societe Generale                                                        32,319                 4,275
Total Petroleum Company, "B"                                            85,500                 9,863
Usinor Sacilor                                                         156,520                 1,789
                                                                               ----------------------
   TOTAL FRANCE COMMON STOCKS                                                                102,278
                                                                               ----------------------

GERMANY - 6.13%
PREFERRED STOCKS - 0.80%
Dyckerhoff AG                                                           14,099                 4,342
Herlitz AG                                                              23,947                   766
Volkswagen AG                                                           65,700                 3,086
                                                                               ----------------------
       TOTAL GERMANY PREFERRED STOCKS                                                          8,194
                                                                               ----------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments, continued
October 31, 1998
 ($ In thousands)

-----------------------------------------------------------------------------------------------------
                                                                    Shares             Value
                                                                    ------             -----
COMMON STOCKS - 5.33%
BASF AG                                                                178,600               $ 7,570
BAYER AG                                                               164,825                 6,698
BBS Kraftfahrzeugtechnik                                                 1,526                   313
Buderus AG                                                               7,475                 3,110
Commerzbank AG                                                         134,500                 4,044
Deutsche Bank AG                                                        36,000                 2,239
Dragerwerk AG                                                          145,980                 2,380
Hoechst AG                                                              42,100                 1,759
Karstadt AG                                                              4,000                 2,041
Muenchener Rueckversicherung AG Warrants                                 7,345                 2,244
Muenchener Rueckversicherung AG, DEM 10                                  1,400                   641
Muenchener Rueckversicherung AG, DEM 10A                                   293                   133
Muenchener Rueckversicherung AG, DEM 5                                     293                    13
RWE AG                                                                 125,619                 6,811
Varta AG                                                                 1,291                   193
Veba AG                                                                137,653                 7,688
Viag AG                                                                  7,440                 5,054
Volkswagen AG                                                           25,000                 1,879
Volkswagen AG, NPV                                                         700                    33
                                                                               ----------------------
       TOTAL GERMANY COMMON STOCKS                                                            54,843
                                                                               ----------------------
   TOTAL GERMANY                                                                              63,037
                                                                               ----------------------

HONG KONG COMMON STOCKS - 3.56%
Asia Satellite Telecommunications Holdings, Limited                    275,000                   486
Cheung Kong Holdings, Limited                                          655,000                 4,482
Hang Lung Development Company, Limited                               3,155,000                 3,584
Hong Kong Electric Holdings                                            793,400                 2,909
Hutchinson Whampoa, Limited                                            600,000                 4,299
Hysan Development Company, Limited                                      49,600                     1
National Mutual of Asia, Limited                                     1,700,000                 1,163
New World Development Company, Limited                               1,164,000                 2,705
South China Morning Post                                             7,886,000                 4,225
Swire Pacific, Class "A"                                             1,991,500                10,567
Swire Pacific, Class "B"                                               632,500                   523
Television Broadcast                                                   625,000                 1,662
                                                                               ----------------------
   TOTAL HONG KONG COMMON STOCKS                                                              36,606
                                                                               ----------------------

IRELAND COMMON STOCKS - 0.76%
Greencore Group, PLC                                                   889,960                 3,477
Jefferson Smurfit, PLC                                               2,614,872                 4,322
                                                                               ----------------------
   TOTAL IRELAND COMMON STOCKS                                                                 7,799
                                                                               ----------------------

ITALY - 3.38%
PREFERRED STOCKS - 0.22%
Concessioni E Contruzioni Autostrade                                   525,000                 2,306
                                                                               ----------------------
       TOTAL ITALY PREFERRED STOCKS                                                            2,306
                                                                               ----------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments, continued
October 31, 1998
 ($ In thousands)

-----------------------------------------------------------------------------------------------------
                                                                    Shares             Value
                                                                    ------             -----
COMMON STOCKS - 3.16%
Burgo (Cartiere) SPA                                                   119,420       $         729
Eni SPA                                                                941,380                 5,603
Fiat SPA                                                               775,000                 2,223
Instituto Nazionale Delle Assicurazioni                              1,000,000                 2,756
Mediaset                                                               589,800                 3,739
STET Telecom Italia                                                  2,965,800                17,397
                                                                                     ---------------
       TOTAL ITALY COMMON STOCKS                                                              32,447
                                                                                     ---------------
   TOTAL ITALY                                                                                34,753
                                                                                     ---------------

JAPAN COMMON STOCKS - 11.40%
Aisin Seiki Company, Limited                                           301,000                 3,151
Aoyama Trading Company                                                  69,100                 1,705
Best Denki Company                                                     200,000                 1,373
Canon, Incorporated                                                     55,000                 1,041
Central Japan Railway                                                      388                 1,991
Chudenko Corporation                                                    32,000                   735
Daibiru Corporation                                                    240,000                 1,679
Daiwa House Industries                                                 112,000                 1,264
Eisai Company                                                          126,000                 1,977
Fuji Photo Film Company                                                191,000                 6,999
Fujisawa Pharmaceutical Company                                         95,000                 1,121
Hitachi Zosen Corporation                                              212,000                   322
Hitachi, Limited                                                       542,000                 2,758
Japan Tobacco                                                              950                 7,965
Kanamoto Company                                                       310,000                 1,397
KAO Corporation                                                        369,000                 7,473
Koito Manufacturing Company                                            424,000                 1,728
Kokusai Electric                                                       469,000                 2,302
Kyocera Corporation                                                    108,000                 4,773
Makita Corporation                                                     105,000                 1,110
Matsushita Electric Industrial Company                                 164,000                 2,408
Matsuzakaya Company                                                    500,000                 2,678
MOS Food Services                                                      359,000                 5,299
Namco                                                                  239,600                 5,274
NEC Corporation                                                         80,000                   592
Nichicon Corporation                                                   293,000                 3,181
Nichido Fire & Marine Insurance                                        397,000                 2,048
Nintendo Company, Limited                                               74,900                 6,338
Nippon Telephone & Telegraph Company                                       700                 5,479
Okumura Corporation                                                    700,000                 3,034
Ono Pharmaceutical                                                      65,000                 1,941
Promise Company, Limited                                               138,100                 6,246
Shionogi & Company                                                     341,000                 2,514
Showa Sangyo Company                                                   796,000                 1,571
Sony Corporation                                                        36,200                 2,299
Sumitomo Marine & Fire Insurance                                       447,000                 2,616
TDK Corporation                                                         24,000                 1,582

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments, continued
October 31, 1998
 ($ In thousands)


-----------------------------------------------------------------------------------------------------
                                                                    Shares             Value
                                                                    ------             -----
Toyo Seikan Kaisha                                                     200,000      $          3,596
Yamanouchi Pharmaceutical                                               61,000                 1,748
Yamato Kogyo Company, Limited                                          120,000                   546
Yodogawa Steel Works                                                   319,000                 1,273
Yoshitomi Pharmaceutical                                               185,000                 2,056
                                                                                    ----------------
   TOTAL JAPAN COMMON STOCKS                                                                 117,183
                                                                                    ----------------

MALAYSIA COMMON STOCKS - 0.13%
Golden Hope Plantations BHD                                          2,603,000                 1,274
Hicom Holdings BHD                                                     370,863                    98
                                                                                    ----------------
   TOTAL MALAYSIA COMMON STOCKS                                                                1,372
                                                                                    ----------------

MEXICO COMMON STOCKS - 0.57%
Alfa, SA                                                               436,000                 1,163
Consorcio Grupo Dina Sa De C V                                         590,000                   885
Grupo Mexico SA                                                      1,047,300                 2,659
Industrias Penoles                                                     215,000                   656
Vitro Sa                                                               335,000                   483
                                                                                    ----------------
   TOTAL MEXICO COMMON STOCKS                                                                  5,846
                                                                                    ----------------

NETHERLANDS COMMON STOCKS - 6.17%
ABN AMRO Holdings NV                                                   313,165                 5,869
Akzo Nobel NV                                                          294,205                11,436
Buhrmann NV                                                             46,408                   832
CSM NV                                                                  16,550                   815
Fortis Amev NV                                                          51,654                 3,355
Hollandsche Beton Groep NV                                             339,630                 4,583
Ing Groep NV                                                           244,769                11,847
Kon KPN NV                                                             131,125                 5,097
Koninklijke Bijenkorf Beheer NV                                         17,400                 1,543
Philips Electronics                                                    219,221                11,667
TNT Post Groep NV                                                      129,410                 3,464
Unilever NV                                                             40,000                 2,968
                                                                                    ----------------
   TOTAL NETHERLANDS COMMON STOCKS                                                            63,476
                                                                                    ----------------

NEW ZEALAND COMMON STOCKS - 0.98%
Brierley Investments, Limited                                        1,753,762                   399
Carter Holt Harvey, Limited                                            605,889                   494
Fisher & Paykel, Limited                                               880,000                 2,609
Fletcher Challenge Building                                          2,564,979                 3,395
Fletcher Challenge Forest                                            2,778,284                   941
Fletcher Challenge Paper                                               765,000                   486
Lion Nathan, Limited                                                   679,600                 1,781
                                                                                    ----------------
   TOTAL NEW ZEALAND COMMON STOCKS                                                            10,105
                                                                                    ----------------

NORWAY COMMON STOCKS - 1.48%
Den Norsk Bank, Series A                                               270,000                   949
Kvaerner Industries AS, Class"A"                                       108,419                 2,338
Kvaerner Industries AS, Class "B"                                       18,000                   339

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments, continued
October 31, 1998
 ($ In thousands)

-----------------------------------------------------------------------------------------------------
                                                                    Shares             Value
                                                                    ------             -----
Norsk Hydro AS                                                          60,000     $           2,604
Nycomed AS, Series B                                                   953,855                 6,793
Saga Petroleum, Series B Free                                          110,175                 1,390
Unitor AS                                                               80,000                   803
                                                                                   ------------------
   TOTAL NORWAY COMMON STOCK                                                                  15,216
                                                                                   ------------------

PORTUGUAL COMMON STOCKS - 0.01%
Cimpor  Ciment                                                             700                    24
                                                                                   ------------------
  TOTAL PORTUGUAL COMMON STOCKS                                                                   24
                                                                                   ------------------

SINGAPORE COMMON STOCKS - 1.20%
Development Bank of Singapore                                        1,052,870                 6,596
Hong Kong Land                                                       1,580,847                 2,245
Inchcape Berhad                                                        325,000                   112
Inchcape Motors                                                        325,000                   275
Singapore Finance, Limited                                             387,000                   250
Singapore Press                                                        105,300                   905
United Overseas Bank                                                   410,000                 1,926
                                                                                   ------------------
   TOTAL SINGAPORE COMMON STOCK                                                               12,309
                                                                                   ------------------

SPAIN COMMON STOCKS - 2.92%
Banco Popular Espanol                                                   28,000                 1,726
Banco Santander SA                                                     229,969                 4,205
Iberdrola SA                                                           587,457                 9,471
Repsol SA (BR)                                                          37,000                 1,854
Telefonica de Espana                                                   283,140                12,761
                                                                                   ------------------
   TOTAL SPAIN COMMON STOCKS                                                                  30,017
                                                                                   ------------------

SOUTH KOREA COMMON STOCKS - 0.14%
Korea Electric Power Corporation                                        80,860                 1,440
                                                                                   ------------------
   TOTAL SOUTH KOREA COMMON STOCKS                                                             1,440
                                                                                   ------------------

SWEDEN COMMON STOCKS - 3.52%
Assidoman AB                                                            56,000                 1,060
Astra AB, "B" Free                                                      55,200                   865
Autoliv Incorporated                                                   125,000                 4,158
Electrolux AB, "B"                                                     475,075                 7,141
Esselte AB, Class "A"                                                    2,000                    26
Esselte AB, Class "B"                                                   17,000                   248
Foreningssparbk                                                        204,800                 5,541
Granges AB                                                              15,000                   196
Nordbanken AS                                                          550,000                 3,293
Pharmacia & Upjohn, Incorporated                                        15,400                   786
SKF AB, "B" Free                                                        80,000                   916
Stora Kopparsbergs Bergslags, "A"                                      122,100                 1,343
Stora Kopparsbergs Bergslags, "B"                                       25,800                   281
Svedala Industries, "A" Free                                            90,000                 1,416
Svenska Cellulosa, "B" Free                                            225,400                 5,277
Volvo AB                                                               170,000                 3,665
                                                                                   ------------------
   TOTAL SWEDEN COMMON STOCK                                                                  36,212
                                                                                   ------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments, continued
October 31, 1998
 ($ In thousands)

-----------------------------------------------------------------------------------------------------

                                                                    Shares             Value
                                                                    ------             -----
SWITZERLAND COMMON STOCKS - 6.94%
ABB AG                                                                   2,690               $ 3,222
Cie Fin Richemont                                                        5,820                 7,737
Forbo Holding AG                                                         3,280                 1,356
Holderbank Financial Glarus-B                                            3,650                 4,068
Nestle SA                                                                8,546                18,176
Novartis AG                                                              5,007                 9,022
Saurer AG                                                                3,360                 1,985
Schindler Holding AG (BR)                                                1,160                 1,570
Schweitz Ruckversiche                                                    3,291                 7,330
Sig Schweitz Industries AG                                              12,004                 8,067
Sulzer AG                                                                6,598                 3,801
SwissCom AG                                                                100                    34
UBS AG                                                                   5,665                 1,554
Zurich Allied AG                                                         5,700                 3,464
                                                                                   ------------------
   TOTAL SWITZERLAND COMMON STOCK                                                             71,386
                                                                                   ------------------

UNITED KINGDOM COMMON STOCKS - 22.10%
Aggreko, PLC                                                           502,977                 1,272
Albert Fisher Group, PLC                                               262,500                    33
Allied Domecq, PLC                                                     627,274                 5,778
Allied Zurich                                                          407,062                 4,840
Arcadia Group                                                           41,875                   184
Arriva                                                                 205,000                 1,267
Associated British Foods Group, PLC                                     27,172                   255
Bank of Scotland                                                       361,844                 3,933
BG, PLC                                                              1,301,216                 8,531
Billiton                                                             1,072,976                 2,632
Blue Circle Industries                                                 455,000                 2,484
BOC Group                                                              204,582                 3,005
British American Tobacco Industries, PLC                               506,902                 4,557
British Energy, PLC                                                    300,000                 2,934
British Telecommunications                                             784,400                10,141
BTR, PLC                                                             4,431,262                 7,755
Bunzl, PLC                                                             814,100                 3,763
Burmah Castro, PLC                                                     369,950                 5,576
Coats Viyella, PLC                                                   1,695,330                   880
Commercial Union, PLC                                                  577,890                 9,160
Cookson Group, PLC                                                   2,091,155                 4,378
Cortaulds Textiles, PLC                                                150,000                   362
Danka Business Systems, PLC                                            495,000                   622
Debenhams Retail                                                        83,750                   541
Diageo                                                                 297,690                 3,216
English China Claylord Group                                           423,110                 1,169
Express Dairies                                                        250,000                   542
Fairview Holdings, PLC                                                 260,495                   357
General Electric                                                       435,000                 3,479
Great Universal Stores                                                 242,100                 2,603
Hanson, PLC                                                          1,054,385                 7,425

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments, continued
October 31, 1998
 ($ In thousands)

-----------------------------------------------------------------------------------------------------

                                                                    Shares             Value
                                                                    ------             -----
Hillsdown Holdings, PLC                                              1,264,530               $ 1,800
Hyder, PLC                                                             201,840                 2,772
Imperial Chemical Industries, PLC                                      312,000                 2,803
Imperial Tobacco Group                                                 197,600                 2,015
Inchcape, PLC                                                          300,000                   517
Laporte, PLC                                                           578,513                 5,464
Lex Service                                                            350,000                 2,098
Lloyds TSB Group, PLC                                                  426,770                 5,271
Lonrho                                                                 387,125                 2,107
Lonrho Africa                                                          243,625                   253
Lucasvarity, PLC                                                       610,000                 2,084
Medeva, PLC                                                          3,122,053                 6,379
National Grid Group, PLC                                               255,000                 1,747
National Power, PLC                                                     50,000                   435
National Westminster Bank, PLC                                         607,037                10,258
Next, PLC                                                              190,000                 1,607
Northern Foods, PLC                                                  1,000,000                 2,713
PowerGen, PLC                                                          310,400                 4,393
Premier Farnell, PLC                                                   452,500                 1,269
Racal Electronics, PLC                                                 394,604                 1,791
Reckitt & Colman, PLC                                                  398,954                 6,902
RMC Group                                                              301,850                 4,297
Rolls Royce, PLC                                                       189,873                   701
Royal & Sun Alliance Insurance Group                                   319,900                 2,930
Safeway, PLC                                                           509,677                 2,561
Salvesen (Christian), PLC                                              502,977                   750
Scapa Group                                                            525,000                   967
Shell Transportation & Trading Company, PLC                            535,000                 3,234
Storehouse                                                             980,000                 2,872
Tate & Lyle, PLC                                                       705,800                 4,196
Terranova Foods, PLC                                                   457,425                   927
Tesco, PLC                                                           1,031,457                 2,911
Thames Water Group, PLC                                                173,983                 3,228
TI Group, PLC                                                          703,850                 4,196
Tomkins                                                              1,549,688                 7,176
Transport Development Group                                             28,260                   114
Unilever, PLC                                                          213,900                 2,149
Vickers Group                                                          693,333                 1,939
Williams, PLC                                                          352,570                 2,201
Wolseley                                                               631,700                 4,332
WPP Group, PLC                                                       1,438,600                 7,155
                                                                                   -----------------
   TOTAL UNITED KINGDOM                                                                      227,188
                                                                                   -----------------

UNITED STATES - 14.65%
FOREIGN SECURITIES DENOMINATED IN U.S. DOLLARS - 1.70%
G P Batteries International, Limited                                   436,000                   959
Kookmin Bank GDR Reg                                                    82,796                   308
Kookmin Bank GDR, 144a (Note B)                                         79,021                   294

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments, continued
October 31, 1998
 ($ In thousands)

-----------------------------------------------------------------------------------------------------

                                                                    Shares             Value
                                                                    ------             -----
Jardine Matheson Holding, Limited                                      871,000               $ 2,439
Jardine Strategic                                                    1,824,000                 2,918
Jardine Strategic                                                       20,000                    30
New Holland NV                                                         160,000                 2,020
Nova Corporation                                                        23,400                   320
Sk Telecom, Limited                                                    164,351                 1,695
Stolt-Nielsen SA, "B"                                                   38,000                   461
Telmex ADR                                                             113,000                 5,968
                                                                                   ------------------
   TOTAL FOREIGN SECURITIES DENOMINATED IN U.S. DOLLARS                                       17,412
                                                                                   ------------------

                                                                     Par
                                                                    Amount
                                                                ---------------

UNITED STATES GOVERNMENT AND AGENCY OBLIGATIONS (Note A) - 2.86%
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.17%
     Discount Note, 5.56%, Due 12/15/1998                          $ 1,745,000                 1,745
                                                                                   ------------------
       Total Federal National Mortgage Association                                             1,745
                                                                                   ------------------

U.S. TREASURY BILLS - 2.69%
     Due 11/5/1998                                                       7,000                     7
     Due 11/27/1998                                                     57,000                    57
     Due 12/10/1998                                                 14,401,000                14,323
     Due 12/17/1998                                                    126,000                   125
     Due 1/14/1999                                                   3,276,000                 3,244
     Due 2/4/1999                                                    4,652,000                 4,601
     Due 3/4/1999                                                    1,578,000                 1,556
     Due 3/11/1999                                                     172,000                   170
     Due 4/1/1999                                                    3,644,000                 3,583
                                                                                   ------------------
       TOTAL U.S. TREASURY BILLS                                                              27,666
                                                                                   ------------------
  TOTAL UNITED STATES GOVERNMENT AND AGENCY OBLIGATIONS                                       29,411
                                                                                   ------------------

SHORT TERM INVESTMENTS (Note A) - 10.09%
                                                                    Shares
AMR Investments Strategic Cash Business Trust                       92,805,000                92,805
                                                                     Par
                                                                    Amount
                                                                ---------------
International Business Machines, 5.01%, Due 11/2/1998              $ 5,000,000                 4,999
State Street Bank Euro                                               5,951,000                 5,951
                                                                                   ------------------
     TOTAL SHORT TERM INVESTMENTS                                                            103,755
                                                                                   ------------------
   TOTAL UNITED STATES                                                                       150,578
                                                                                   ------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments, continued
October 31, 1998
 ($ In thousands)

-----------------------------------------------------------------------------------------------------

                                                                    Shares             Value
                                                                    ------             -----
TOTAL INVESTMENTS - 108.57% (Cost $1,025,698)                                              1,116,306
                                                                                   -----------------

LIABILITIES, NET OF OTHER ASSETS - (8.57%)                                                   (88,161)
                                                                                   ------------------

TOTAL NET ASSETS - 100%                                                                  $ 1,028,145
                                                                                   ==================

Based on the cost of investments of $1,025,940,000 for federal income tax purposes at October 31, 1998, the aggregate gross unrealized appreciation was $184,460,000, the aggregate gross unrealized depreciation was $94,094,000, and the net unrealized appreciation of investments was $90,366,000.

(A) Rates associated with short-term investments represent yield to maturity or yield to next reset date.

(B) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $294 or 0.03% of net assets.

ABBREVIATIONS:

AB - Company (Sweden)
ADR - American Depository Receipt (United States)
AG - Company (Austria, Germany, Switzerland)
AS - Company (Denmark, Norway, Sweden)
BHD - Berhard (Malaysia)
BR - Bearer (Spain, Switzerland)
CG - Company General (France)
GDR - Global Depository Receipt (United States)
NPV - No Par Value (Belgium)
NV - Company (Netherlands, United States)
OY - Company (Finland)
Reg - Registered (United States)
PLC - Public Limited Corporation (United Kingdom)
SA - Company (Belgium, France, Mexico, Spain, Switzerland, United States ) SPA - Company (Italy)

See Notes to Financial Statements.

AMR Investment Services International Equity Portfolio
Industry Diversification
October 31, 1998


----------------------------------------------------------------------------

                                                                Percent of
                                                                Net Assets
                                                              --------------

Capital Goods ...............................................       7.10%
Consumer Durables ...........................................       3.16%
Consumer Non-Durables .......................................      20.34%
Energy ......................................................      12.01%
Finance .....................................................      21.36%
Materials & Services ........................................      22.23%
Technology ..................................................       5.33%
Transportation ..............................................       0.97%
Utilities ...................................................       3.12%
Fixed Income ................................................       2.86%
Short-Term Investments ......................................      10.09%
Other Assets (Liabilities)...................................      (8.57%)
                                                              --------------

        Net Assets ..........................................     100.00%
                                                              ==============

See Notes to Financial Statements.